UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09439

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 5

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2010

Date of reporting period:	7/31/2010

Item 1 – Reports to Stockholders

ANNUAL REPORT	JULY 31, 2010

Prudential Jennison Conservative Growth Fund

(Formerly known as Jennison Conservative Growth Fund)

Fund Type Large cap stock Objective Seeks long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

September 15, 2010

Dear Shareholder:

Earlier this year, Prudential Financial changed the name of its mutual fund family to Prudential Investments from JennisonDryden. Each of our funds now includes “Prudential” as part of its new name. The name of your fund has changed from the Jennison Conservative Growth Fund to the Prudential Jennison Conservative Growth Fund.

While the name of your Fund has changed, its investment objectives and portfolio management team remain the same. No action is required on your part. If you participate in an automatic investment plan, your account continues to be invested in the Fund under its new name.

Featuring the Prudential name in our funds creates an immediate connection to the experience and heritage of Prudential, a name recognized by millions for helping people grow and protect their wealth.

On the following pages, you will find your Fund’s annual report, including a table showing Fund performance over the fiscal year and for longer periods. The report also contains an overview of the Fund’s strategy and a listing of its holdings at period-end. If you have questions about your Fund or the renaming of our mutual fund family, please contact your financial professional or visit our website at www.prudentialfunds.com.

Sincerely,

Judy A. Rice, President

Prudential Jennison Conservative Growth Fund

Prudential Jennison Conservative Growth Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross annualized operating expenses: Class A, 1.45%; Class B, 2.15%; Class C, 2.15%; Class L, 1.65%; Class M, 2.15%; Class X, 2.15%. Net annualized operating expenses apply to: Class A, 1.40%; Class B, 2.15%; Class C, 2.15%; Class L, 1.65%; Class M, 2.15%; Class X, 2.15%, after contractual reduction through 11/30/2011 for Class A shares.

Cumulative Total Returns (Without Sales Charges) as of 7/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	8.05%	3.25%	–39.64%	—
Class B	7.18	–0.47	–43.97	—
Class C	7.18	–0.47	–43.97	—
Class L	7.61	N/A	N/A	–9.61% (3/26/07)
Class M	7.18	N/A	N/A	–11.07 (3/26/07)
Class X	7.18	N/A	N/A	–11.07 (3/26/07)
Russell 1000® Growth Index	13.65	4.09	–34.05	—
S&P 500 Index	13.84	–0.85	–7.35	—
Lipper Large-Cap Growth Funds Avg.	10.98	–0.20	–25.17	—

Average Annual Total Returns (With Sales Charges) as of 6/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	3.92%	–0.77%	–6.29%	—
Class B	4.13	–0.54	–6.46	—
Class C	8.13	–0.38	–6.46	—
Class L	3.54	N/A	N/A	–6.62% (3/26/07)
Class M	3.13	N/A	N/A	–6.13 (3/26/07)
Class X	3.13	N/A	N/A	–6.38 (3/26/07)
Russell 1000® Growth Index	13.62	0.38	–5.14	—
S&P 500 Index	14.43	–0.79	–1.59	—
Lipper Large-Cap Growth Funds Avg.	11.30	–0.53	–4.08	—

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Average Annual Total Returns (With Sales Charges) as of 7/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	2.11%	–0.49%	–5.46%	—
Class B	2.18	–0.26	–5.63	—
Class C	6.18	–0.09	–5.63	—
Class L	1.42	N/A	N/A	–4.67% (3/26/07)
Class M	1.18	N/A	N/A	–4.17 (3/26/07)
Class X	1.18	N/A	N/A	–4.41 (3/26/07)

Average Annual Total Returns (Without Sales Charges) as of 7/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	8.05%	0.64%	–4.92%	—
Class B	7.18	–0.09	–5.63	—
Class C	7.18	–0.09	–5.63	—
Class L	7.61	N/A	N/A	–2.97% (3/26/07)
Class M	7.18	N/A	N/A	–3.44 (3/26/07)
Class X	7.18	N/A	N/A	–3.44 (3/26/07)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Conservative Growth Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Growth Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (July 31, 2000) and the account values at the end of the current fiscal year (July 31, 2010) as measured on a quarterly basis. The S&P 500 Index and the Russell 1000 Growth Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the

Prudential Jennison Conservative Growth Fund	3

Your Fund’s Performance (continued)

graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, and Class X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2010, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower. Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50%, and 5.75%, respectively, a 12b-1 fee of up to 0.30% and 0.50%, respectively, annually, and all investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but charge a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. The CDSC for Class X shares decreases by 1% annually to 4% in the third and fourth years after purchase, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. Class M and Class X shares convert to Class A shares approximately eight and ten years after purchase, respectively. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. Russell 1000 Growth Index Closest Month-End to Inception cumulative total return as of 7/31/10 is –7.65% for Class L, Class M, and Class X. Russell 1000 Growth Index Closest Month-End to Inception average annual total return as of 6/30/10 is –4.47% for Class L, Class M, and Class X.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how stock prices in the United States have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 7/31/10 is –16.56% for Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/10 is –7.37% for Class L, Class M, and Class X.

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Lipper Large-Cap Growth Funds Average

The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/10 is –10.75% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/10 is –5.44% for Class L, Class M, and Class X.

Investors cannot invest directly in an index or average. The returns for the Russell 1000 Growth Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 1000 Growth Index, the S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 7/31/10
Apple, Inc., Computers & Peripherals	4.6%
Microsoft Corp., Software	4.5
Amazon.com, Inc., Internet Software & Services	3.2
JPMorgan Chase & Co., Diversified Financial Services	3.1
International Business Machines Corp., IT Services	2.8

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/10
Computers & Peripherals	8.1%
Capital Markets	7.1
Oil, Gas & Consumable Fuels	6.2
Software	5.7
IT Services	5.4

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Conservative Growth Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Conservative Growth Fund’s Class A shares rose 8.05% in the 12 months ended July 31, 2010, underperforming the 13.65% gain of its benchmark, the Russell 1000® Growth Index (the Growth Index). The Fund also underperformed the 13.84% return of the style-neutral S&P 500 Index and the 10.98% return of the Lipper Large-Cap Growth Funds Average.

In the Growth Index, advances in the telecommunication services, industrials, and consumer discretionary sectors exceeded 20%, while the utilities sector declined. The Fund’s greatest gains were posted by consumer discretionary and industrials holdings, while materials, financials, and utilities positions lost ground. The Fund’s underperformance relative to the benchmark was largely due to adverse stock selection in information technology, financials, and healthcare. Stock selection was beneficial in industrials, consumer discretionary, and energy.

How is the Fund managed?

The Fund invests primarily in larger-cap stocks believed to have sustainable above-market-average growth in revenues, earnings, and cash flows at valuations comparable to the market. The manager seeks to capture the acceleration of growth, or the inflection point, in a company’s growth rate that is not fully reflected in the stock’s price. The manager uses fundamental proprietary research to identify growth companies and also uses a parallel quantitative screening process, which increases the Fund’s focus on valuations and technical signals.

What was the market environment?

At the beginning of the 12-month period, signs of economic stabilization led to a strong resurgence in the U.S. equity market. Distressed home sales prices, low interest rates, increased mortgage credit, and first-time homebuyers’ tax credits stimulated housing activity. Stimulus measures also revitalized car sales, while declines in retail sales and corporate revenue moderated. In the early months of 2010, recovery in the U.S. seemed to be gaining momentum, as manufacturing activity increased and employment showed signs of reaching a positive turning point. Corporate profits improved largely due to workforce and inventory reductions. Favorable interest rate and liquidity conditions contributed to a continued rally in the equity market as well.

Clouds began to gather on the growth horizon in the first half of the year, however, as the pace of economic improvement decelerated. Markets grappled with the effects of reduced stimulus in the housing sector, persistently sub-par job growth, and flagging confidence indicators. On the other hand, wages increased, private sector payrolls grew, and corporate earnings expanded.

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In Europe, a sovereign debt crisis in several European Union member states weakened the euro and prompted the European Central Bank to devise a lending and support package of almost $1 trillion. Attempts in China to cool the domestic property market likewise raised fears that global growth might slow more than anticipated. In the reporting period’s final months, equities around the world entered a corrective phase.

Domestic markets rose and fell with turns in Washington policy debates. In March, President Obama signed legislation to overhaul the U.S. healthcare system. Although the plan is projected to reduce the federal deficit over the longer term, many of its cost-savings provisions are slated to take effect later in the decade, suggesting that the budget deficit will likely surge in the near term, as healthcare expenditures compound the expanding debt incurred through stimulus spending and federal bailouts.

In July, the President signed sweeping financial regulatory legislation that expands federal banking and securities regulation, subjecting a wider range of financial companies to government oversight. This new regulation establishes a council of federal regulators with power to constrain and dismantle troubled companies; creates a new regulator to protect consumers of financial products; imposes regulations on derivatives; and restricts the ability of banks whose deposits are federally insured to trade for their own benefit.

Which holdings made the largest positive contributions to the Fund’s return?

The Fund’s industrials holdings performed well, led by Cummins’ 40% gain. The company makes diesel and natural gas engines, electric power generation systems, and engine-related component products. It is the only independent engine manufacturer that meets 2010 Environmental Protection Agency emissions standards for North America on-highway applications, and Jennison, the Fund’s manager, expects environmental regulations to drive the company’s future revenue growth.

Stock selection was also beneficial in consumer discretionary, where Amazon.com and Walt Disney were notable contributors. Amazon.com’s strong earnings reflected the secular or long-term shift toward e-commerce and Amazon’s continued market share gains. Disney also reported solid financial results. The manager considers its portfolio one of the media sector’s most balanced and well positioned for growth.

Other contributors of note included information technology holdings Apple and NetApp. Apple continued to be a prime beneficiary of the ongoing digitization of music, photos, and video because of its cutting-edge software for managing, editing, and sharing content. Its creativity and innovation in product design and marketing, evidenced most recently with the iPhone and iPad, should continue to drive market share gains. NetApp also posted strong earnings, revenues, cash flow, and profit

Prudential Jennison Conservative Growth Fund	7

Strategy and Performance Overview (continued)

margins. The company provides data-management applications that simplify the complexities of storing, managing, protecting, and archiving enterprise data. The manager believes the company is positioned to benefit from growth in the storage business resulting from increased digital content.

Which holdings detracted most from the Fund’s return?

Key detractors from relative performance included healthcare companies Baxter International and Gilead Sciences. Baxter fell after it lowered its financial outlook, citing new healthcare legislation and weakness in its blood plasma products business. Gilead Sciences’ decline followed reduced earnings and revenue guidance.

In information technology, cell phone chipmaker Qualcomm was hurt by price competition among handset vendors, which weighed on average selling prices of chipsets. Consumer staples holding CVS Caremark declined on significant contract losses in its pharmacy-benefits management. CVS is the second-largest prescription benefits manager in the U.S.

Were there significant changes to the portfolio?

While the selection of stocks for the Fund is based on company-specific fundamentals, the manager reduced overall exposure to the healthcare and information technology sectors, and increased the weight of industrials, financials, and consumer discretionary holdings.

Significant new positions were established in Microsoft, Amazon.com, Target, and NetApp. The manager views Target, the second-largest discount retail chain in the U.S., as a steady, quality retailer that appeals to mainstream America across the consumer demographic spectrum.

Positions in other stocks, such as Qualcomm, Research in Motion, and Baxter International were eliminated. With the introduction of iPhones and other competitors of Research in Motion’s BlackBerry, average selling prices (ASPs) dropped. At the same time, carriers gained bargaining power, which hampered Research in Motion’s revenue growth potential.

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Comments on Largest Holdings

4.6%	Apple, Inc., Computers & Peripherals

Apple designs, manufactures, and markets personal computers (Mac mini, iMac, MacBook, Mac Pro, and MacBook Pro), mobile communication devices (iPhone, iPad), and portable digital music and video players (iPod). It sells related software, services, peripherals, and networking products, as well. The manager expects that the iPad, and ongoing growth in Mac personal computers, and international opportunities will make 2010 another good year for the company. The manager believes Apple’s creativity and innovation in product design and marketing will continue to drive market share gains.

4.5%	Microsoft Corp., Software

Microsoft makes a range of software products, including operating systems, server applications, business and consumer productivity products, software development tools, and Internet software and technologies. The manager expects Microsoft to benefit as corporations upgrade their aging operating systems and move to Windows 7. The manager sees financial leverage in the wake of Microsoft’s cost improvements and likes the company’s free cash flow. With capital expenditures expected to decline, research and development investments moderating, and no major mergers planned, cash could be used for the benefit of shareholders. Profit margins could also expand as Microsoft’s businesses improve.

3.2%	Amazon.com, Inc., Internet Software & Services

The manager views Amazon.com, the world’s largest Internet retailer, as a prime beneficiary of the ongoing shift toward e-commerce. The manager believes its highly targeted merchandising and ability to control pricing, fulfillment, and delivery times distinguish it from competitors in the e-commerce industry. The manager expects it to continue to gain share in both overall retail and e-commerce.

3.1%	JPMorgan Chase & Co., Diversified Financial Services

Conducting business in 60 countries, JPMorgan Chase is one of the world’s largest financial services firms. It has more than 5,000 consumer bank branches in the U.S. and is among the nation’s top mortgage lenders and credit card issuers. JPMorgan also boasts formidable investment banking and asset management operations. The manager likes JPMorgan’s strong balance sheet and significant exposure to consumer banking, and also believes the company’s investment bank has excellent momentum. JPMorgan has gained share in this market over the past year, helped in part by the acquisition of Bear Stearns. Moreover, JPMorgan’s capital-to-asset ratios are among the highest in the banking industry.

2.8%	International Business Machines Corp., IT Services

International Business Machines (IBM) is the world’s top provider of computer products and services. Among the leaders in almost every market in which it competes, the company makes mainframes and servers, storage systems, and

Prudential Jennison Conservative Growth Fund	9

Comments on Largest Holdings (continued)

peripherals. Perhaps still best known for its hardware, IBM’s growing services business now accounts for more than half of its sales. IBM’s information technology services arm is the largest in the world, and it is also one of the largest providers of both software and semiconductors. The manager believes IBM’s earnings stand to benefit from upcoming product cycles in the mainframe and UNIX businesses.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2010, at the beginning of the period, and held through the six-month period ended July 31, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Prudential Jennison Conservative Growth Fund	11

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Conservative Growth Fund		Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,000.00	1.38%	$6.84
	Hypothetical	$1,000.00	$1,017.95	1.38%	$6.90

Class B	Actual	$1,000.00	$995.10	2.13%	$10.54
	Hypothetical	$1,000.00	$1,014.23	2.13%	$10.64

Class C	Actual	$1,000.00	$996.70	2.13%	$10.55
	Hypothetical	$1,000.00	$1,014.23	2.13%	$10.64

Class L	Actual	$1,000.00	$998.50	1.63%	$8.08
	Hypothetical	$1,000.00	$1,016.71	1.63%	$8.15

Class M	Actual	$1,000.00	$996.70	2.13%	$10.55
	Hypothetical	$1,000.00	$1,014.23	2.13%	$10.64

Class X	Actual	$1,000.00	$996.70	2.13%	$10.55
	Hypothetical	$1,000.00	$1,014.23	2.13%	$10.64

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2010, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of July 31, 2010

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.9%
COMMON STOCKS 98.9%

Aerospace & Defense 3.4%
44,265	Honeywell International, Inc.	$1,897,198
15,111	Precision Castparts Corp.	1,846,413
49,459	United Technologies Corp.	3,516,535

		7,260,146

Air Freight & Logistics 1.5%
39,639	FedEx Corp.	3,272,199

Airlines 0.5%
94,820	Southwest Airlines Co.	1,142,581

Beverages 1.5%
48,409	PepsiCo, Inc.	3,142,228

Biotechnology 2.4%
10,145	Celgene Corp.(a)	559,497
136,172	Gilead Sciences, Inc.(a)	4,537,251

		5,096,748

Capital Markets 7.1%
76,645	Ameriprise Financial, Inc.	3,248,982
14,354	BlackRock, Inc. (Class A Stock)	2,260,611
19,668	Franklin Resources, Inc.	1,978,207
38,637	Goldman Sachs Group, Inc. (The)	5,827,232
25,328	Morgan Stanley	683,603
25,746	Northern Trust Corp.	1,209,805

		15,208,440

Communications Equipment 0.9%
58,615	Cisco Systems, Inc.(a)	1,352,248
20,644	Juniper Networks, Inc.(a)	573,490

		1,925,738

Computers & Peripherals 8.1%
38,600	Apple, Inc.(a)	9,929,850
111,618	Hewlett-Packard Co.	5,138,893
39,009	NetApp, Inc.(a)	1,650,080
14,734	SanDisk Corp.(a)	643,876

		17,362,699

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	13

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Consumer Finance 1.6%
76,101	American Express Co.	$3,397,149

Diversified Financial Services 3.4%
162,913	JPMorgan Chase & Co.	6,562,136
26,889	Moody’s Corp.(b)	633,236

		7,195,372

Diversified Telecommunication Services 1.3%
248,134	Windstream Corp.(b)	2,828,728

Electric Utilities 0.6%
23,889	ITC Holdings Corp.	1,355,462

Energy Equipment & Services 1.4%
51,682	Schlumberger Ltd.	3,083,348

Food & Staples Retailing 2.2%
104,515	CVS Caremark Corp.	3,207,565
28,642	Wal-Mart Stores, Inc.	1,466,184

		4,673,749

Food Products 1.4%
40,751	General Mills, Inc.	1,393,684
53,224	Unilever PLC (United Kingdom)	1,512,477

		2,906,161

Gas Utilities 1.3%
77,242	EQT Corp.	2,833,237

Healthcare Equipment & Supplies 0.8%
10,766	Alcon, Inc.	1,669,591

Healthcare Providers & Services 3.3%
27,048	AmerisourceBergen Corp.(b)	810,628
66,554	Cardinal Health, Inc.	2,147,698
26,443	Community Health Systems, Inc.(a)	857,546
30,118	McKesson Corp.	1,892,013
29,180	Medco Health Solutions, Inc.(a)	1,400,640

		7,108,525

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hotels Restaurants & Leisure 1.6%
97,866	Carnival Corp.(b)	$3,393,993

Household Products 1.4%
50,285	Procter & Gamble Co. (The)	3,075,431

Independent Power Producers & Energy Traders 1.5%
231,311	Calpine Corp.(a)	3,122,699

Industrial Conglomerates 3.4%
213,594	General Electric Co.	3,443,135
45,961	Koninklijke Philips Electronics NV (Netherlands), ADR(b)	1,430,306
64,592	Tyco International Ltd. (Switzerland)	2,472,582

		7,346,023

Insurance 3.5%
35,883	ACE Ltd.	1,904,669
73,238	Genworth Financial, Inc. (Class A Stock)(a)	994,572
65,768	Hartford Financial Services Group, Inc.	1,539,629
61,257	Travelers Cos., Inc. (The)	3,090,416

		7,529,286

Internet & Catalog Retail 3.2%
57,605	Amazon.com, Inc.(a)	6,791,053

Internet Software & Services 3.1%
18,524	Baidu, Inc. (China), ADR(a)	1,508,039
59,924	eBay, Inc.(a)	1,253,011
5,266	Google, Inc. (Class A Stock)(a)	2,553,220
64,820	Tencent Holdings Ltd. (China), ADR	1,259,452

		6,573,722

IT Services 5.4%
47,332	International Business Machines Corp.	6,077,429
11,341	MasterCard, Inc. (Class A Stock)(b)	2,382,063
41,531	Visa, Inc. (Class A Stock)	3,046,299

		11,505,791

Machinery 1.8%
27,233	Eaton Corp.	2,136,701
47,254	Ingersoll-Rand PLC(b)	1,770,135

		3,906,836

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	15

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Media 4.1%
59,010	CBS Corp. (Class B Stock)	$872,168
74,735	Time Warner, Inc.	2,351,163
164,804	Walt Disney Co. (The)	5,552,247

		8,775,578

Metals & Mining 0.8%
22,366	Freeport-McMoRan Copper & Gold, Inc.	1,600,064

Multiline Retail 1.3%
55,385	Target Corp.	2,842,358

Oil, Gas & Consumable Fuels 6.2%
44,167	Chevron Corp.	3,365,967
60,649	ConocoPhillips	3,349,038
154,594	El Paso Corp.	1,904,598
28,207	Exxon Mobil Corp.	1,683,394
37,758	Occidental Petroleum Corp.	2,942,481

		13,245,478

Pharmaceuticals 5.2%
66,624	Abbott Laboratories	3,269,906
39,872	Eli Lilly & Co.	1,419,443
50,507	Johnson & Johnson	2,933,952
12,415	Shire PLC (Ireland), ADR(b)	855,021
53,938	Teva Pharmaceutical Industries Ltd. (Israel), ADR	2,634,871

		11,113,193

Real Estate Investment Trusts 0.5%
11,555	Vornado Realty Trust	956,523

Semiconductors & Semiconductor Equipment 0.5%
76,311	Advanced Micro Devices, Inc.(a)(b)	571,569
25,503	Intel Corp.	525,362

		1,096,931

Software 5.7%
37,226	Adobe Systems, Inc.(a)	1,069,130
371,127	Microsoft Corp.	9,578,788
9,584	Salesforce.com, Inc.(a)(b)	948,337
8,796	VMware, Inc. (Class A Stock)(a)	681,954

		12,278,209

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Specialty Retail 2.8%
89,160	Best Buy Co., Inc.	$3,090,286
103,625	Gap, Inc. (The)	1,876,649
37,634	Home Depot, Inc. (The)	1,072,945

		6,039,880

Textiles, Apparel & Luxury Goods 2.0%
29,564	Coach, Inc.	1,092,981
29,841	NIKE, Inc. (Class B Stock)	2,197,491
11,858	Polo Ralph Lauren Corp.	936,901

		4,227,373

Thrifts & Mortgage Finance 0.9%
151,900	Hudson City Bancorp, Inc.	1,886,598

Tobacco 0.5%
43,341	Altria Group, Inc.	960,437

Wireless Telecommunication Services 0.8%
127,052	MetroPCS Communications, Inc.(a)	1,137,115
16,912	NII Holdings, Inc.(a)	633,524

		1,770,639

	Total long-term investments (cost $187,402,763)	211,500,196

SHORT-TERM INVESTMENT 8.1%

Affiliated Money Market Mutual Fund
17,296,230	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $17,296,230; includes $14,578,738 of cash collateral received for securities on loan) (Note 3)(c)(d)	17,296,230

	Total Investments 107.0% (cost $204,698,993; Note 5)	228,796,426
	Liabilities in excess of other assets (7.0%)	(14,902,035)

	Net Assets 100.0%	$213,894,391

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $14,246,866; cash collateral of $14,578,738 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	17

Portfolio of Investments

as of July 31, 2010 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of July 31, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$211,500,196	$—	$—
Affiliated Money Market Mutual Fund	17,296,230	—	—

Total	$228,796,426	$—	$—

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2010 was as follows:

Affiliated Money Market Mutual Fund (including 6.8% of collateral received for securities on loan)	8.1%
Computers & Peripherals	8.1
Capital Markets	7.1
Oil, Gas & Consumable Fuels	6.2
Software	5.7
IT Services	5.4
Pharmaceuticals	5.2
Media	4.1
Insurance	3.5
Aerospace & Defense	3.4
Diversified Financial Services	3.4
Industrial Conglomerates	3.4
Healthcare Providers & Services	3.3
Internet & Catalog Retail	3.2
Internet Software & Services	3.1
Specialty Retail	2.8
Biotechnology	2.4
Food & Staples Retailing	2.2

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Textiles, Apparel & Luxury Goods	2.0%
Machinery	1.8
Consumer Finance	1.6
Hotels Restaurants & Leisure	1.6
Air Freight & Logistics	1.5
Beverages	1.5
Independent Power Producers & Energy Traders	1.5
Energy Equipment & Services	1.4
Food Products	1.4
Household Products	1.4
Diversified Telecommunication Services	1.3
Gas Utilities	1.3
Multiline Retail	1.3
Communications Equipment	0.9
Thrifts & Mortgage Finance	0.9
Healthcare Equipment & Supplies	0.8
Metals & Mining	0.8
Wireless Telecommunication Services	0.8
Electric Utilities	0.6
Airlines	0.5
Real Estate Investment Trusts	0.5
Semiconductors & Semiconductor Equipment	0.5
Tobacco	0.5

107.0
Liabilities in excess of other assets	(7.0)

100.0%

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	19

Statement of Assets and Liabilities

as of July 31, 2010

Assets
Investments, at value including securities on loan of $14,246,866:
Unaffiliated investments (cost $187,402,763)	$211,500,196
Affiliated investments (cost $17,296,230)	17,296,230
Cash	7
Dividends and interest receivable	226,687
Foreign tax reclaim receivable	78,261
Receivable for Fund shares sold	21,249
Prepaid expenses	7,779

Total assets	229,130,409

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	14,578,738
Accrued expenses	197,667
Payable for Fund shares reacquired	169,446
Management fee payable	125,246
Distribution fee payable	100,186
Affiliated transfer agent fee payable	57,405
Deferred trustees’ fees	7,330

Total liabilities	15,236,018

Net Assets	$213,894,391

Net assets were comprised of:
Shares of beneficial interest, at par	$33,047
Paid-in capital, in excess of par	277,178,434

277,211,481
Accumulated net investment loss	(40,489)
Accumulated net realized loss on investments and foreign currency transactions	(87,374,034)
Net unrealized appreciation on investments	24,097,433

Net assets, July 31, 2010	$213,894,391

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($108,220,852 ÷ 16,126,382 shares of beneficial interest issued and outstanding)	$6.71
Maximum sales charge (5.50% of offering price)	0.39

Maximum offering price to public	$7.10

Class B
Net asset value, offering price and redemption price per share ($7,822,574 ÷ 1,277,662 shares of beneficial interest issued and outstanding)	$6.12

Class C
Net asset value, offering price and redemption price per share ($54,627,661 ÷ 8,925,976 shares of beneficial interest issued and outstanding)	$6.12

Class L
Net asset value, offering price and redemption price per share ($26,461,074 ÷ 3,977,616 shares of beneficial interest issued and outstanding)	$6.65
Maximum sales charge (5.75% of offering price)	0.41

Maximum offering price to public	7.06

Class M
Net asset value, offering price and redemption price per share ($10,366,863 ÷ 1,694,356 shares of beneficial interest issued and outstanding)	$6.12

Class X
Net asset value, offering price and redemption price per share ($6,395,367 ÷ 1,045,420 shares of beneficial interest issued and outstanding)	$6.12

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	21

Statement of Operations

Year Ended July 31, 2010

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $55,315)	$2,762,597
Affiliated income from securities loaned, net	24,212
Affiliated dividend income	11,097

Total income	2,797,906

Expenses
Management fee	1,660,988
Distribution fee—Class A	279,044
Distribution fee—Class B	85,322
Distribution fee—Class C	603,045
Distribution fee—Class L	148,365
Distribution fee—Class M	175,012
Distribution fee—Class X	96,556
Transfer agent’s fees and expenses (including affiliated expense of $288,400) (Note 3)	737,000
Reports to shareholders	106,000
Custodian’s fees and expenses	66,000
Registration fees	65,000
Legal fees and expenses	24,000
Audit fee	22,000
Trustees’ fees	18,000
Insurance expenses	5,000
Loan interest expense (Note 7)	699
Miscellaneous	14,141

Total expenses	4,106,172

Net investment loss	(1,308,266)

Net Realized And Unrealized Gain (Loss) On Investment Transactions
Net realized gain (loss) on:
Investments	25,912,230
Foreign currency transactions	(43,127)

25,869,103

Net change in unrealized appreciation (depreciation) on investments	(7,057,608)

Net gain on investments	18,811,495

Net Increase In Net Assets Resulting From Operations	$17,503,229

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(1,308,266)	$(1,102,006)
Net realized gain (loss) on investments and foreign currency transactions	25,869,103	(49,639,140)
Net change in unrealized appreciation (depreciation) on investments	(7,057,608)	177,551

Net increase (decrease) in net assets resulting from operations	17,503,229	(50,563,595)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	7,767,515	7,877,691
Cost of shares reacquired	(45,896,180)	(59,553,948)

Net decrease in net assets from Fund share transactions	(38,128,665)	(51,676,257)

Capital contributions (Note 6)
Proceeds from regulatory settlement	923,971	—

Total decrease	(19,701,465)	(102,239,852)

Net Assets
Beginning of year	233,595,856	335,835,708

End of year	$213,894,391	$233,595,856

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	23

Notes to Financial Statements

Prudential Investment Portfolios 5 (formerly Strategic Partners Style Specific Funds) (the “Trust”), is an open-end management investment company, which was established as a Delaware business trust on July 8, 1999. The Trust consists of two separate funds: Prudential Jennison Conservative Growth Fund (formerly Jennison Conservative Growth Fund), and Prudential Small-Cap Value Fund (formerly Dryden Small Cap Value Fund). These financial statements relate to Prudential Jennison Conservative Growth Fund (the “Fund”). The financial statements of the other fund are not presented herein.

The Fund’s investment objective is long-term capital appreciation through investment primarily in common stocks.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of the financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial

24	Visit our website at www.prudentialfunds.com

condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in non exchange traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Prudential Jennison Conservative Growth Fund	25

Notes to Financial Statements

continued

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust’s expenses are allocated to the respective funds on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences

26	Visit our website at www.prudentialfunds.com

relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services for the Fund and supervises the subadviser’s performance of such services, PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .70% of average daily net assets on the first $500 million, .65% of average daily net assets on the next $500 million and .60% of average daily net assets in excess of $1 billion. The effective management fee rate was .70% for the year ended July 31, 2010.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M and Class X shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and

Prudential Jennison Conservative Growth Fund	27

Notes to Financial Statements

continued

X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B, C, L, M and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1%, .50%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. PIMS has contractually agreed to limit such expenses to .25% of the average daily net assets of the Class A shares for the year ended July 31, 2010.

PIMS has advised the Fund that it received $57,719 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2010. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2010 that it received $68, $18,754, $2,123, $15,736 and $4,110 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of First Clearing, LLC (“First Clearing”) and Wells Fargo Advisors, LLC (“Wells Fargo”), an affiliate of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended July 31, 2010, the Fund incurred approximately $108,400 in total networking fees, of which approximately $5,600 and $8,900 were paid to First Clearing and Wells Fargo,

28	Visit our website at www.prudentialfunds.com

respectively, through December 31, 2009. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended July 31, 2010, PIM has been compensated approximately $9,000 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Portfolio”), a portfolio of Prudential Investment Portfolios 2. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Portfolio are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended July 31, 2010, were $310,317,462 and $347,064,478, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par. For the fiscal year ended July 31, 2010, the adjustments were to decrease accumulated net investment loss by $1,305,631, decrease accumulated net realized loss on investments and foreign currency transactions by $17,368,067 and decrease paid-in capital in excess of par by $18,673,698 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, expiration of capital loss carryforward and reclassification of net investment loss.

There were no distributions paid during the fiscal years ended July 31, 2010 and July 31, 2009.

As of July 31, 2010, there were no distributable earnings on a tax basis.

Prudential Jennison Conservative Growth Fund	29

Notes to Financial Statements

continued

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2010 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$206,703,232	$24,644,942	$(2,551,748)	$22,093,194

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2010 of approximately $85,266,000 of which $36,576,000 expires in 2011, $9,421,000 expires in 2012, $655,000 expires in 2013 and $38,614,000 expires in 2017. The Fund utilized approximately $8,600,000 of its capital loss carryforward to offset net taxable gains realized during the fiscal year ended July 31, 2010. As of July 31, 2010, approximately $17,328,000 of the capital loss carry forward expired unused. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

The Fund elects to treat post-October foreign currency losses of approximately $31,000 as having been incurred in the following year (July 31, 2011).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2010, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M and Class X shares. Class A and L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. All investors who purchase Class A and L shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the

30	Visit our website at www.prudentialfunds.com

shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. Class M and X shares are sold with a contingent deferred sales charge which declines from 6% to zero depending on the period of time the shares are held. Class M and X shares will automatically convert to Class A shares on a quarterly basis approximately eight and ten years after purchase, respectively. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

For the year ended July 31, 2010, the Fund received $923,971 related to an affiliate’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. The Fund was not involved in the proceedings or the calculation of the payment.

Class A	Shares	Amount
Year ended July 31, 2010:
Shares sold	752,572	$5,146,408
Shares reacquired	(3,321,916)	(22,664,733)

Net increase in shares outstanding before conversion	(2,569,344)	(17,518,325)
Shares issued upon conversion from Class B, M and X	2,328,440	16,056,215

Net increase (decrease) in shares outstanding	(240,904)	$(1,462,110)

Year ended July 31, 2009:
Shares sold	893,968	$4,863,072
Shares reacquired	(4,292,804)	(23,331,734)

Net increase in shares outstanding before conversion	(3,398,836)	(18,468,662)
Shares issued upon conversion from Class B, M and X	3,617,312	19,972,853

Net increase (decrease) in shares outstanding	218,476	$1,504,191

Class B
Year ended July 31, 2010:
Shares sold	129,044	$817,274
Shares reacquired	(242,860)	(1,530,469)

Net decrease in shares outstanding before conversion	(113,816)	(713,195)
Shares redeemed upon conversion to Class A	(64,758)	(398,958)

Net increase (decrease) in shares outstanding	(178,574)	$(1,112,153)

Year ended July 31, 2009:
Shares sold	212,394	$1,076,375
Shares reacquired	(439,097)	(2,188,081)

Net decrease in shares outstanding before conversion	(226,703)	(1,111,706)
Shares redeemed upon conversion to Class A	(250,231)	(1,297,652)

Net increase (decrease) in shares outstanding	(476,934)	$(2,409,358)

Prudential Jennison Conservative Growth Fund	31

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended July 31, 2010:
Shares sold	222,052	$1,422,810
Shares reacquired	(1,612,759)	(10,051,184)

Net increase (decrease) in shares outstanding	(1,390,707)	$(8,628,374)

Year ended July 31, 2009:
Shares sold	294,479	$1,470,687
Shares reacquired	(2,932,762)	(14,775,140)

Net increase (decrease) in shares outstanding	(2,638,283)	$(13,304,453)

Class L
Year ended July 31, 2010:
Shares sold	28,302	$186,673
Shares reacquired	(832,414)	(5,634,048)

Net increase (decrease) in shares outstanding	(804,112)	$(5,447,375)

Year ended July 31, 2009:
Shares sold	33,543	$183,487
Shares reacquired	(1,370,326)	(7,582,811)

Net increase (decrease) in shares outstanding	(1,336,783)	$(7,399,324)

Class M
Year ended July 31, 2010:
Shares sold	26,052	$162,678
Shares reacquired	(689,585)	(4,306,794)

Net increase in shares outstanding before conversion	(663,533)	(4,144,116)
Shares redeemed upon conversion to Class A	(1,651,056)	(10,431,611)

Net increase (decrease) in shares outstanding	(2,314,589)	$(14,575,727)

Year ended July 31, 2009:
Shares sold	29,836	$148,559
Shares reacquired	(1,649,979)	(8,372,482)

Net increase in shares outstanding before conversion	(1,620,143)	(8,223,923)
Shares redeemed upon conversion to Class A	(2,847,701)	(14,598,017)

Net increase (decrease) in shares outstanding	(4,467,844)	$(22,821,940)

32	Visit our website at www.prudentialfunds.com

Class X	Shares	Amount
Year ended July 31, 2010:
Shares sold	4,994	$31,672
Shares reacquired	(274,733)	(1,708,952)

Net increase in shares outstanding before conversion	(269,739)	(1,677,280)
Shares redeemed upon conversion to Class A	(827,194)	(5,225,646)

Net increase (decrease) in shares outstanding	(1,096,933)	$(6,902,926)

Year ended July 31, 2009:
Shares sold	26,823	$135,511
Shares reacquired	(661,315)	(3,303,700)

Net increase in shares outstanding before conversion	(634,492)	(3,168,189)
Shares redeemed upon conversion to Class A	(822,045)	(4,077,184)

Net increase (decrease) in shares outstanding	(1,456,537)	$(7,245,373)

Note 7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15% of the unused portion of the renewed SCA. The expiration date of the renewed SCA is October 20, 2010. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund utilized the line of credit during the year ended July 31, 2010. The average daily balance for the 37 days the Fund had loans outstanding during the period was $485,568 at a weighted average interest rate of 1.40%.

Note 8. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level I and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in

Prudential Jennison Conservative Growth Fund	33

Notes to Financial Statements

continued

the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

34	Visit our website at www.prudentialfunds.com

Financial Highlights

Class A Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning of Year	$6.21	$7.11	$8.75	$7.76	$7.71
Income (loss) from investment operations:
Net investment income (loss)	(.01)	- (e)	- (e)	.01	(.06)
Net realized and unrealized gain (loss) on investment transactions	.48	(.90)	(.21)	.98	.11
Total from investment operations	.47	(.90)	(.21)	.99	.05
Less Dividends
Distributions from net realized gains	-	-	(1.43)	-	-
Capital Contributions	.03	-	-	-	-
Net asset value, end of year	$6.71	$6.21	$7.11	$8.75	$7.76
Total Return(a):	8.05%	(12.66)%	(3.60)%	12.76%	.65%

Ratios/Supplemental Data:
Net assets, end of year (000)	$108,221	$101,706	$114,874	$88,377	$13,925
Average net assets (000)	$111,614	$90,330	$108,116	$40,262	$16,620
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.40%	1.36%	1.28%	1.30%	1.63%
Expenses, excluding distribution and service (12b-1) fees	1.15%	1.11%	1.03%	1.05%	1.38%
Net investment income (loss)	(.21)%	(.06)%	-(f)	.08%	(.71)%
For Class A, B, C, L, M and X shares:
Portfolio turnover rate	135%	56%	58%	198%	173%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Less than $.005 per share.

(f) Less than .005%.

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	35

Financial Highlights

continued

Class B Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning of Year	$5.71	$6.59	$8.26	$7.38	$7.38
Income (loss) from investment operations:
Net investment loss	(.06)	(.04)	(.06)	(.08)	(.11)
Net realized and unrealized gain (loss) on investment transactions	.44	(.84)	(.18)	.96	.11
Total from investment operations	.38	(.88)	(.24)	.88	.00
Less Dividends
Distributions from net realized gains	-	-	(1.43)	-	-
Capital Contributions	.03	-	-	-	-
Net asset value, end of year	$6.12	$5.71	$6.59	$8.26	$7.38
Total Return(a):	7.18%	(13.35)%	(4.24)%	11.92%	.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,823	$8,319	$12,737	$19,420	$18,787
Average net assets (000)	$8,532	$8,723	$16,543	$18,153	$22,942
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.15%	2.11%	2.03%	2.19%	2.38%
Expenses, excluding distribution and service (12b-1) fees	1.15%	1.11%	1.03%	1.19%	1.38%
Net investment loss	(.96)%	(.82)%	(.75)%	(.98)%	(1.45)%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Class C Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning of Year	$5.71	$6.59	$8.26	$7.38	$7.38
Income (loss) from investment operations:
Net investment loss	(.06)	(.04)	(.06)	(.06)	(.11)
Net realized and unrealized gain (loss) on investment transactions	.44	(.84)	(.18)	.94	.11
Total from investment operations	.38	(.88)	(.24)	.88	.00
Less Dividends
Distributions from net realized gains	-	-	(1.43)	-	-
Capital Contributions	.03	-	-	-	-
Net asset value, end of year	$6.12	$5.71	$6.59	$8.26	$7.38
Total Return(a):	7.18%	(13.35)%	(4.24)%	11.92%	.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$54,628	$58,912	$85,318	$114,101	$27,128
Average net assets (000)	$60,302	$59,345	$102,942	$62,313	$32,119
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.15%	2.11%	2.03%	2.06%	2.38%
Expenses, excluding distribution and service (12b-1) fees	1.15%	1.11%	1.03%	1.06%	1.38%
Net investment loss	(.97)%	(.82)%	(.76)%	(.73)%	(1.45)%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	37

Financial Highlights

continued

Class L Shares
	Year Ended July 31,			March 26, 2007(a) through July 31, 2007(b)
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)
Net Asset Value, Beginning of Period	$6.18	$7.09	$8.75	$8.73
Income from investment operations
Net investment income (loss)	(.03)	(.02)	(.02)	-	(c)
Net realized and unrealized gain (loss) on investment transactions	.47	(.89)	(.21)	.02
Total from investment operations	.44	(.91)	(.23)	.02
Less dividends
Distributions from net realized gains	-	-	(1.43)	-
Capital Contributions	.03	-	-	-
Net asset value, end of period	$6.65	$6.18	$7.09	$8.75
Total Return(d):	7.61%	(12.83)%	(3.85)%	.23%

Ratios/Supplemental Data:
Net assets, end of period (000)	$26,461	$29,533	$43,369	$62,087
Average net assets (000)	$29,672	$29,817	$54,112	$68,505
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.65%	1.61%	1.53%	1.46%(f)
Expenses, excluding distribution and service (12b-1) fees	1.15%	1.11%	1.03%	.96%(f)
Net investment income (loss)	(.47)%	(.32)%	(.26)%	.01%(f)

(a) Inception date of Class L shares.

(b) Calculated based on average shares outstanding during the period.

(c) Less than $.005 per share.

(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) Annualized.

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Class M Shares
	Year Ended July 31,			March 26, 2007(a) through July 31, 2007(b)
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)
Net Asset Value, Beginning of Period	$5.71	$6.59	$8.26	$8.26
Income from investment operations
Net investment loss	(.06)	(.04)	(.06)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.44	(.84)	(.18)	.02
Total from investment operations	.38	(.88)	(.24)	.00
Less dividends
Distributions from net realized gains	-	-	(1.43)	-
Capital Contributions	.03	-	-	-
Net asset value, end of period	$6.12	$5.71	$6.59	$8.26
Total Return(c):	7.18%	(13.35)%	(4.24)%	.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10,367	$22,893	$55,835	$145,507
Average net assets (000)	$17,500	$31,222	$99,825	$169,827
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.15%	2.11%	2.03%	1.97%(e)
Expenses, excluding distribution and service (12b-1) fees	1.15%	1.11%	1.03%	.97%(e)
Net investment loss	(1.00)%	(.85)%	(.76)%	(.51)%(e)

(a) Inception date of Class M shares.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Annualized.

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	39

Financial Highlights

continued

Class X Shares
	Year Ended July 31,			March 26, 2007(a) through July 31, 2007(b)
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)
Net Asset Value, Beginning of Period	$5.71	$6.59	$8.26	$8.26
Income from investment operations
Net investment loss	(.06)	(.04)	(.06)	(.01)
Net realized and unrealized gain (loss) on investment transactions	.44	(.84)	(.18)	.01
Total from investment operations	.38	(.88)	(.24)	.00
Less dividends
Distributions from net realized gains	-	-	(1.43)	-
Capital Contributions	.03	-	-	-
Net asset value, end of period	$6.12	$5.71	$6.59	$8.26
Total Return(c):	7.18%	(13.35)%	(4.24)%	.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,395	$12,233	$23,702	$33,403
Average net assets (000)	$9,655	$14,957	$29,456	$36,350
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.15%	2.11%	2.03%	1.97%(e)
Expenses, excluding distribution and service (12b-1) fees	1.15%	1.11%	1.03%	.97%(e)
Net investment loss	(.99)%	(.84)%	(.76)%	(.49)%(e)

(a) Inception date of Class X shares.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Annualized.

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 5:

We have audited the accompanying statement of assets and liabilities of the Prudential Jennison Conservative Growth Fund of Prudential Investment Portfolios 5 (formerly Jennison Conservative Growth Fund of Strategic Partners Style Specific Funds) (hereafter referred to as the “Fund”), including the portfolio of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York New York

September 21, 2010

Prudential Jennison Conservative Growth Fund	41

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 55

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM- CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 55

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.

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Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 55

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 55	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member Portfolios Overseen: 55

Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 55	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Prudential Jennison Conservative Growth Fund

Interested Board Members (1)
Judy A. Rice (62) Board Member & President Portfolios Overseen: 55

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer- In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 55

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1999; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Judy A. Rice, Board Member and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Prudential Jennison Conservative Growth Fund

Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became an Officer of the Funds is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Jennison Conservative Growth Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality, and extent of services provided by PI and the subadviser, the

[1]	Prudential Jennison Conservative Growth Fund is a series of Prudential Investment Portfolios 5.

Prudential Jennison Conservative Growth Fund

Approval of Advisory Agreements (continued)

performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged, and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality, and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Trust. The Board also considered the investment subadvisory services provided by Jennison, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of Jennison as well as PI’s recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds, and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds, and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio.

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The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent, and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Large-Cap Growth Funds Performance Universe) was in the first quartile for the three- and five-year periods, in the second quartile for the one-year period, and in the third quartile for the 10-year period. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps, or waivers) ranked in the Expense Group’s second quartile, and that the Fund’s total expenses ranked in the Expense Group’s fourth quartile. The Board noted information provided by PI indicating that the Fund’s total expenses were only 4.8 basis points higher than the median total expenses for all funds included in the Expense Group.

The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability, and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors,

Prudential Jennison Conservative Growth Fund

Approval of Advisory Agreements (continued)

including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure, and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates, LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Conservative Growth Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Jennison Conservative Growth Fund
Share Class	A	B	C	L	M	X
NASDAQ	TBDAX	TBDBX	TBDCX	JCGLX	JCGMX	JCGRX
CUSIP	74440V104	74440V203	74440V302	74440V401	74440V500	74440V609

MF503E    0186767-00001-00

ANNUAL REPORT	JULY 31, 2010

Prudential Small Cap Value Fund

(Formerly known as Dryden Small Cap Value Fund)

Fund Type Small cap stock Objective Seeks above-average capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

September 15, 2010

Dear Shareholder:

Earlier this year, Prudential Financial changed the name of its mutual fund family to Prudential Investments from JennisonDryden. Each of our funds now includes “Prudential” as part of its new name. The name of your fund has changed from the Dryden Small Cap Value Fund to the Prudential Small Cap Value Fund.

While the name of your Fund has changed, its investment objectives and portfolio management team remain the same. No action is required on your part. If you participate in an automatic investment plan, your account continues to be invested in the Fund under its new name.

Featuring the Prudential name in our funds creates an immediate connection to the experience and heritage of Prudential, a name recognized by millions for helping people grow and protect their wealth.

On the following pages, you will find your Fund’s annual report, including a table showing Fund performance over the fiscal year and for longer periods. The report also contains an overview of the Fund’s strategy and a listing of its holdings at period-end. If you have questions about your Fund or the renaming of our mutual fund family, please contact your financial professional or visit our website at www.prudentialfunds.com.

Sincerely,

Judy A. Rice, President

Prudential Small Cap Value Fund

Prudential Small Cap Value Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Gross operating expenses: Class A, 1.60%; Class B, 2.30%; Class C, 2.30%; Class L, 1.80%; Class M, 2.30%; Class X, 2.30%. Net operating expenses apply to: Class A, 1.60%; Class B, 2.30%; Class C, 2.30%; Class L, 1.80%; Class M, 1.55%; Class X, 1.55%.

Cumulative Total Returns (Without Sales Charges) as of 7/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	20.00%	–5.99%	119.38%	—
Class B	19.20	–9.33	104.01	—
Class C	19.20	–9.33	104.01	—
Class L	19.77	N/A	N/A	–4.30% (8/22/05)
Class M	20.06	N/A	N/A	–4.36 (8/22/05)
Class X	20.08	N/A	N/A	–4.25 (8/22/05)
Russell 2000 Value Index	20.11	–1.20	113.30	—
Russell 2000 Index	18.43	2.37	48.43	—
Lipper Small-Cap Value Funds Avg.	21.06	3.58	124.77	—

Average Annual Total Returns (With Sales Charges) as of 6/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	16.80%	–2.75%	6.89%	—
Class B	17.60	–2.47	6.70	—
Class C	21.60	–2.35	6.70	—
Class L	16.15	N/A	N/A	–3.55% (8/22/05)
Class M	17.68	N/A	N/A	–2.61 (8/22/05)
Class X	17.56	N/A	N/A	–2.73 (8/22/05)
Russell 2000 Value Index	25.07	–0.51	7.48	—
Russell 2000 Index	21.48	0.37	3.00	—
Lipper Small-Cap Value Funds Avg.	25.39	0.32	7.57	—

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Average Annual Total Returns (With Sales Charges) as of 7/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	13.40%	–2.34%	7.56%	—
Class B	14.20	–2.06	7.39	—
Class C	18.20	–1.94	7.39	—
Class L	12.88	N/A	N/A	–2.07% (8/22/05)
Class M	14.06	N/A	N/A	–1.14 (8/22/05)
Class X	14.08	N/A	N/A	–1.24 (8/22/05)

Average Annual Total Returns (Without Sales Charges) as of 7/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	20.00%	–1.23%	8.17%	—
Class B	19.20	–1.94	7.39	—
Class C	19.20	–1.94	7.39	—
Class L	19.77	N/A	N/A	–0.88% (8/22/05)
Class M	20.06	N/A	N/A	–0.90 (8/22/05)
Class X	20.08	N/A	N/A	–0.88 (8/22/05)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Small Cap Value Fund (Class A shares) with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (July 31, 2000) and the account values at the end of the current fiscal year (July 31, 2010) as measured on a quarterly basis. The Russell 2000 Index and the Russell 2000 Value Index data are measured from the closest month-end to inception date, and not from the Fund’s actual

Prudential Small Cap Value Fund	3

Your Fund’s Performance (continued)

inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through November 30, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively, a 12b-1 fee of up to 0.30% and 0.50%, respectively, annually, and all investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but charge a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. The CDSC for Class X shares decreases by 1% annually to 4% in the third and fourth years after purchase, 3% in the fifth year, 2% in the sixth after purchase. Class M and Class X shares convert to Class A shares approximately eight and ten years after purchase, respectively. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower.

Benchmark Definitions

Russell 2000 Value Index

The Russell 2000 Value Index is an unmanaged index which contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth. Investors cannot invest directly in an index. Russell 2000 Value Index Closest Month-End to Inception cumulative total return as of 7/31/10 is 1.12% for Class L, Class M, and Class X. Russell 2000 Value Index Closest Month-End to Inception average annual total return as of 6/30/10 is –1.19% for Class L, Class M, and Class X.

Russell 2000 Index

The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives an indication of how stock prices of smaller companies have performed. Investors cannot invest directly in an index. Russell 2000 Index Closest Month-End to Inception cumulative total return as of

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7/31/10 is 4.30% for Class L, Class M, and Class X. Russell 2000 Index Closest Month-End to Inception average annual total return as of 6/30/10 is –0.50% for Class L, Class M, and Class X.

Lipper Small-Cap Value Funds Average

The Lipper Small-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/10 is 4.65% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/10 is –0.59% for Class L, Class M, and Class X.

Investors cannot invest directly in an index or average. The returns for the Russell 2000 Index and the Russell 2000 Value Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 2000 Index, the Russell 2000 Value Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 7/31/10
Pro Assurance Corp., Insurance	0.9%
Platinum Underwriters Holdings Ltd. (Bermuda), Insurance	0.8
Entertainment Properties Trust, Real Estate Investment Trusts	0.8
Delphi Financial Group, Inc. (Class A Stock), Insurance	0.7
Southwest Gas Corp., Gas Utilities	0.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/10
Commercial Banks	11.8%
Insurance	7.2
Real Estate Investment Trusts	5.9
Commercial Services & Supplies	4.2
Healthcare Providers & Services	3.8

Industry weightings reflect only long-term investments and are subject to change.

Prudential Small Cap Value Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Small Cap Value Fund’s Class A shares rose 20.0% for the year ended July 31, 2010, in line with the 20.1% rise of the Russell 2000 Value Index (the Value Index). However, the Fund’s Class A shares underperformed the Lipper Small-Cap Value Funds Average, which posted a 21.1% rise for the reporting period.

How is the Fund managed?

Quantitative Management Associates LLC (QMA) manages the Fund, which invests in a diversified portfolio of stocks of small companies that are out of favor and inexpensive based on price-to-earnings (P/E) ratios and other measures of value. Historically, such shares have performed better than broad stock market averages. Given that QMA believes the potential of small-cap value stocks to outperform is driven by investor sentiment, its strategy aims to eliminate subjective bias from its investment process. QMA believes consistent application of its quantitative approach, which may incorporate some fundamental analysis, is the most effective way to identify attractive, undervalued companies and to exploit pricing discrepancies that exist between high- and low-expectation stocks. It takes small active positions in a large number of undervalued stocks with constraints placed on the portfolio with regard to sector, industry, and individual security weightings to reduce risk relative to the Value Index. QMA’s disciplined approach keeps the Fund true to its stated investment style and thus avoids the “style drift” that often affects some value portfolios.

What was the environment like for investing in small-cap value stocks?

When the reporting period began on August 1, 2009, the equity market had experienced one of its steepest rallies in recent years. Many of these gains were seen in lower-quality stocks, since investors had shown a renewed appetite for riskier assets. Small-cap value stocks for the third quarter fared well, as the Value Index recorded a double-digit gain. Corporate earnings helped sustain market gains, since profits generally exceeded low estimates. However, the performance of many companies tended to reflect cost control and inventory management measures rather than revenue from output and sales. This rally continued, but at a slower pace, through the fourth quarter of 2009. The Value Index closed the year in positive territory, with a moderate gain.

Early in the first quarter of 2010, U.S. equities were hit by intermittent headwinds due to proposed U.S. banking regulation, lending restrictions in China, and sovereign debt problems in Europe. After experiencing modest gains for the first quarter, stocks reached year-to-date highs in late April. But a series of highly volatile trading sessions in May ushered in a market correction. The downturn began as a computer-driven

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“flash crash” on May 6, in which broad market indexes plunged within minutes. Although the market managed to recover most of its losses that day, this event proved pivotal, as May turned out to be one of the worst months for stocks in recent history. At the close of the second quarter, the Value Index declined significantly. A market upswing began again in July, and at the end of the reporting period the Value Index was in positive territory.

All sectors within the Value Index recorded double-digit gains for the reporting period. The top five performers were in cyclical sectors, or companies that are usually more sensitive to movements in the business cycle. Overseas construction projects helped materials achieve sector leadership by rising nearly 32% on strong demand for base metals and other building materials. The consumer discretionary sector was particularly robust, on increased demand for automobiles and other large ticket items, while industrials ramped up considerably. Energy, financials, and information technology also showed strong performance. Defensive sectors, which tend to perform more consistently through different phases of the business cycle, fared well on overall demand for consumer goods and services. Consumer staples led the group with a 16.9% return, followed by healthcare, utilities, and telecommunications services.

Which stock market sectors and holdings contributed most to the Fund’s performance?

The Fund benefited from solid stock selection along with an underweight relative to the Value Index in the Financials sector. Solid stock selection in the commercial bank and thrift industries contributed to returns, despite poor performance in the Value Index. An underweight stance in thrifts also augmented performance. Within the consumer finance industry, overweight holdings in auto loan provider Credit Acceptance Corp. and small loan provider World Acceptance Corp. enhanced the Fund’s relative performance, as both stocks appreciated sharply.

Although Utilities was one of the weakest-performing sectors in the Value Index, favorable stock selection contributed to the Fund’s strong relative performance. Specifically, these holdings included natural gas utility ONEOK and electric utility El Paso Electric Company. ONEOK is a diversified energy company that purchases, transports, and distributes natural gas. It benefited from its ownership interest in ONEOK Partners, one of the largest publicly traded master limited partnerships and owner of one of the nation’s largest natural gas liquids systems. El Paso Electric Co., an electric utility in western Texas and southern New Mexico, added to results by posting better-than-expected reported earnings.

In the resurgent industrials sector, holdings in the capital goods industry group, which includes companies in the machinery industry, boosted returns. Notable performers

Prudential Small Cap Value Fund	7

Strategy and Performance Overview (continued)

included Timken Co., Crane Co., and EnPro Industries, which are all providers of engineered industrial products for manufacturing industries worldwide. Even with reduced demand levels, these three companies have remained profitable on an operating basis due to their restructuring activities, which enabled them to exceed earnings estimates.

Which stock market sectors and holdings detracted most from the Fund’s performance?

During the period, the Fund had much smaller exposures than the Russell 2000 Value Index to shares of companies in the Consumer Discretionary sector and real estate investment trusts (REITs) with negative reported earnings, which our model usually consider unattractive or expensive. These unattractive shares rallied strongly as the federal government and the Federal Reserve adopted increasingly aggressive measures to stimulate growth and shore up credit markets. Because these companies have both high operating and financial risks, they are seen as major beneficiaries from a strong recovery in the economy and capital markets. Hence, the Fund’s underweight exposure to this group of stocks had a negative impact on its performance.

In terms of sectors or industries, a primary detractor from the Fund’s outperformance versus the Russell 2000 Value Index was adverse stock selection in the Consumer Discretionary sector. Among Consumer Discretionary stocks, the largest detractor from the Fund’s relative performance was its underexposure to and poor stock picking in the auto components industry, mainly no exposure to Dana Holding Corp., whose stock price tripled over the period, while its only holding, Spartan Motors, declined. Dana Holding Corp. emerged from bankruptcy in 2008. The Fund was also hurt by poor selection in the apparel industry, primarily by an overweight in a stock with defensive characteristics, Carter’s, a children’s brand apparel company. Last, a combination of an underweight relative to the index and poor picking in the media industry was a drag.

Another key detractor from the Fund’s performance was underweighting REITs compared with the Russell 2000 Value Index, which partially offset the Fund’s solid performance in the Financials sector. Among REITs, much of the detraction was due to the Fund’s much smaller exposure to retail and residential REITs, which were among the best performers in the industry.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2010, at the beginning of the period, and held through the six-month period ended July 31, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Prudential Small Cap Value Fund	9

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Small Cap Value Fund		Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,083.60	1.52%	$7.85
	Hypothetical	$1,000.00	$1,017.26	1.52%	$7.60

Class B	Actual	$1,000.00	$1,079.70	2.22%	$11.45
	Hypothetical	$1,000.00	$1,013.79	2.22%	$11.08

Class C	Actual	$1,000.00	$1,079.70	2.22%	$11.45
	Hypothetical	$1,000.00	$1,013.79	2.22%	$11.08

Class L	Actual	$1,000.00	$1,083.00	1.72%	$8.88
	Hypothetical	$1,000.00	$1,016.27	1.72%	$8.60

Class M	Actual	$1,000.00	$1,083.40	1.47%	$7.59
	Hypothetical	$1,000.00	$1,017.50	1.47%	$7.35

Class X	Actual	$1,000.00	$1,084.10	1.47%	$7.60
	Hypothetical	$1,000.00	$1,017.50	1.47%	$7.35

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2010, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of July 31, 2010

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.5%
COMMON STOCKS

Aerospace & Defense 1.2%
13,400	AAR Corp.*	$225,120
17,600	Ceradyne, Inc.*	409,200
9,100	Ducommun, Inc.	190,099
13,100	Ladish Co., Inc.*	385,271

		1,209,690

Air Freight & Logistics 0.7%
16,700	Air Transport Services Group, Inc.*	88,677
11,200	Atlas Air Worldwide Holdings, Inc.*	654,976

		743,653

Airlines 1.5%
14,000	Alaska Air Group, Inc.*	722,260
13,500	Hawaiian Holdings, Inc.*	81,000
38,700	Republic Airways Holdings, Inc.*(a)	241,875
40,000	SkyWest, Inc.	498,000

		1,543,135

Auto Components 0.2%
37,800	Spartan Motors, Inc.	162,162

Beverages 0.1%
1,800	Coca-Cola Bottling Co. Consolidated	92,880

Biotechnology 0.1%
24,300	PDL BioPharma, Inc.	151,146

Building Products 1.0%
9,700	A.O. Smith Corp.	530,396
4,000	Ameron International Corp.	245,760
17,300	Apogee Enterprises, Inc.	194,798
9,800	Insteel Industries, Inc.	91,042

		1,061,996

Capital Markets 1.4%
24,300	BGC Partners, Inc. (Class A Stock)	131,706
1,600	Calamos Asset Management, Inc. (Class A Stock)	16,640
32,400	GFI Group, Inc.	190,836
20,100	Knight Capital Group, Inc. (Class A Stock)*(a)	289,038

See Notes to Financial Statements.

Prudential Small Cap Value Fund	11

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Capital Markets (cont’d.)
14,200	optionsXpress Holdings, Inc.*(a)	$221,520
10,100	Raymond James Financial, Inc.	269,468
10,400	SWS Group, Inc.	90,688
43	Teton Advisors, Inc. (Class B Stock)*	—
28,800	TradeStation Group, Inc.*	184,032

		1,393,928

Chemicals 3.2%
8,200	Cytec Industries, Inc.	409,344
9,600	Grace, (W.R.) & Co.*	246,432
12,000	Innophos Holdings, Inc.	351,720
13,200	LSB Industries, Inc.*	191,268
4,100	Lubrizol Corp. (The)	383,309
33,000	Olin Corp.	669,900
17,200	OM Group, Inc.*	464,400
18,300	RPM International, Inc.	343,491
12,700	Schulman, (A.), Inc.	248,793

		3,308,657

Commercial Banks 11.8%
3,200	BancFirst Corp.	131,776
18,100	Banco Latinoamericano de Comercio Exterior SA (Panama)	223,897
12,900	BancorpSouth, Inc.	189,114
9,700	Bank of the Ozarks, Inc.	363,265
19,000	Cathay General Bancorp(a)	223,440
300	Century Bancorp, Inc. (Class A Stock)	6,444
20,700	Chemical Financial Corp.	464,715
15,500	City Holding Co.	456,475
26,000	Community Bank System, Inc.	643,500
7,500	Community Trust Bancorp, Inc.	206,100
21,100	CVB Financial Corp.(a)	214,798
3,900	First Bancorp	65,091
15,500	First Community Bancshares, Inc.	228,005
25,600	First Financial Bancorp	407,040
25,500	First Merchants Corp.	221,340
18,200	First Midwest Bancorp, Inc.	228,956
34,295	FirstMerit Corp.	675,954
15,900	FNB Corp.	136,263
5,700	IBERIABANK Corp.	296,172
21,000	Independent Bank Corp.	500,010

See Notes to Financial Statements.

12	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
33,540	International Bancshares Corp.(a)	$581,584
31,874	National Penn Bancshares, Inc.	212,281
25,500	NBT Bancorp, Inc.	563,040
44,300	Old National Bancorp	466,036
12,600	PacWest Bancorp(a)	263,718
5,500	Park National Corp.(a)	368,940
1,700	Renasant Corp.(a)	25,925
6,900	Republic Bancorp, Inc. (Class A Stock)	170,982
9,700	S&T Bancorp, Inc.	196,910
4,200	Sandy Spring Bancorp, Inc.(a)	71,148
2,000	SCBT Financial Corp.	64,460
16,400	Simmons First National Corp. (Class A Stock)	432,140
3,210	Southside Bancshares, Inc.	60,862
3,700	Suffolk Bancorp	100,307
25,850	Susquehanna Bancshares, Inc.	223,602
10,200	SVB Financial Group*	440,538
3,300	Tompkins Financial Corp.	137,775
2,700	Trico Bancshares(a)	50,949
22,600	Trustmark Corp.	497,200
24,900	Umpqua Holdings Corp.	311,997
17,700	United Bankshares, Inc.(a)	451,881
12,600	WesBanco, Inc.(a)	218,610
11,500	Wintrust Financial Corp.	357,880

		12,151,120

Commercial Services & Supplies 4.2%
31,800	ACCO Brands Corp.*	188,256
15,500	American Reprographics Co.*	137,950
10,400	ATC Technology Corp.*	249,392
13,300	Cenveo, Inc.*	81,928
4,900	Consolidated Graphics, Inc.*	210,553
25,700	Deluxe Corp.	528,906
14,300	Ennis, Inc.	241,956
9,100	G & K Services, Inc. (Class A Stock)	211,757
16,000	Herman Miller, Inc.	275,200
12,900	HNI Corp.(a)	333,336
8,900	Knoll, Inc.(a)	124,867
6,600	M&F Worldwide Corp.*	185,988
20,200	McGrath RentCorp	471,064
7,800	Mobile Mini, Inc.*	133,692

See Notes to Financial Statements.

Prudential Small Cap Value Fund	13

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Services & Supplies (cont’d.)
18,700	Schawk, Inc.	$277,321
7,600	UniFirst Corp.	334,096
5,900	United Stationers, Inc.*	319,485

		4,305,747

Communications Equipment 0.7%
28,200	Arris Group, Inc.*	262,824
10,200	Black Box Corp.	310,488
4,200	InterDigital, Inc.*	114,618

		687,930

Construction & Engineering 1.3%
11,500	Comfort Systems USA, Inc.	131,215
18,200	Dycom Industries, Inc.*	164,710
18,500	EMCOR Group, Inc.*(a)	481,185
8,400	Layne Christensen Co.*	211,764
6,000	Sterling Construction Co, Inc.*	74,340
15,000	Tutor Perini Corp.*	289,200

		1,352,414

Consumer Finance 1.9%
28,000	Advance America Cash Advance Centers, Inc.	110,320
14,200	Cash America International, Inc.(a)	475,700
8,189	Credit Acceptance Corp.*	458,420
5,700	First Cash Financial Services, Inc.*	136,686
11,500	Nelnet, Inc. (Class A Stock)	231,840
11,700	World Acceptance Corp.*(a)	484,731

		1,897,697

Containers & Packaging 0.3%
6,500	Rock-Tenn Co. (Class A Stock)	345,930

Distributors 0.2%
6,600	Core-Mark Holding Co., Inc.*	201,432

Diversified Consumer Services 1.3%
4,000	CPI Corp.	99,360
9,400	Pre-Paid Legal Services, Inc.*(a)	461,164
31,400	Regis Corp.(a)	478,222

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Consumer Services (cont’d.)
7,700	Steiner Leisure Ltd. (Bahamas)*	$327,327

		1,366,073

Diversified Financial Services 0.7%
15,900	PHH Corp.*(a)	316,569
5,900	Portfolio Recovery Associates, Inc.*(a)	411,112

		727,681

Diversified Telecommunication Services 0.4%
4,800	Atlantic Tele-Network, Inc.	214,608
26,900	Premiere Global Services, Inc.*	168,394

		383,002

Electric Utilities 3.4%
9,800	Allete, Inc.	353,388
31,100	El Paso Electric Co.*	668,650
13,500	Empire District Electric Co. (The)	265,275
17,400	IDACORP, Inc.	612,828
3,800	MGE Energy, Inc.	142,386
6,300	Portland General Electric Co.	120,330
13,200	UIL Holdings Corp.	359,700
13,800	UniSource Energy Corp.	445,464
3,800	Unitil Corp.	83,030
18,600	Westar Energy, Inc.(a)	444,168

		3,495,219

Electrical Equipment 2.4%
8,400	Acuity Brands, Inc.	353,892
15,200	Belden, Inc.	363,128
18,700	Brady Corp. (Class A Stock)	520,047
10,600	EnerSys*	256,732
1,300	Powell Industries, Inc.*	42,718
8,100	Regal-Beloit Corp.	492,723
10,100	Thomas & Betts Corp.*(a)	400,364

		2,429,604

Electronic Equipment & Instruments 2.9%
9,100	Anixter International, Inc.*	439,712
8,800	Avnet, Inc.*(a)	221,320

See Notes to Financial Statements.

Prudential Small Cap Value Fund	15

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electronic Equipment & Instruments (cont’d.)
14,900	Brightpoint, Inc.*	$118,008
18,500	Checkpoint Systems, Inc.*	369,445
46,000	CTS Corp.	430,100
15,600	Electro Rent Corp.	215,280
4,200	Measurement Specialties, Inc.*	70,140
10,800	Multi-Fineline Electronix, Inc.*	273,672
17,100	Newport Corp.*	217,683
10,300	SMART Modular Technologies (WWH), Inc. (Cayman Islands)*	55,723
7,200	SYNNEX Corp.*	190,008
39,000	TTM Technologies, Inc.*	399,750

		3,000,841

Energy Equipment & Services 3.7%
24,800	Basic Energy Services, Inc.*	232,376
16,300	Bristow Group, Inc.*	544,909
22,200	Cal Dive International, Inc.*	131,424
17,000	Complete Production Services, Inc.*	327,250
9,200	Dawson Geophysical Co.*	214,452
11,000	Gulfmark Offshore, Inc. (Class A Stock)*	323,840
13,300	Hornbeck Offshore Services, Inc.*	223,839
58,200	Key Energy Services, Inc.*(a)	562,212
18,000	Matrix Service Co.*	174,420
9,100	Natural Gas Services Group, Inc.*	150,605
9,200	Oil States International, Inc.*	422,648
14,000	Pioneer Drilling Co.*	92,680
8,600	Tidewater, Inc.(a)	352,428

		3,753,083

Exchange Traded Fund 0.5%
9,100	iShares Russell 2000 Value Index Fund	552,916

Food & Staples Retailing 2.0%
11,400	Andersons, Inc. (The)	391,818
20,200	Ingles Markets, Inc. (Class A Stock)	328,452
12,200	Nash-Finch Co.	479,704
14,800	Pantry, Inc. (The)*	266,400
16,600	Ruddick Corp.	588,470

		2,054,844

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food Products 0.8%
8,500	Cal-Maine Foods, Inc.(a)	$268,515
5,300	Chiquita Brands International, Inc.*	77,804
21,000	Fresh del Monte Produce, Inc. (Cayman Islands)*	437,640

		783,959

Gas Utilities 2.3%
4,600	AGL Resources, Inc.	174,800
15,300	Atmos Energy Corp.	443,700
8,800	Energen Corp.	391,072
4,000	Laclede Group, Inc. (The)	139,760
9,500	ONEOK, Inc.	442,035
23,700	Southwest Gas Corp.	762,429

		2,353,796

Healthcare Equipment & Supplies 0.5%
6,000	Hill-Rom Holdings, Inc.	198,240
15,000	Invacare Corp.	357,450

		555,690

Healthcare Providers & Services 3.8%
30,800	Alliance HealthCare Services, Inc.*	129,360
17,300	AMN Healthcare Services, Inc.*	104,146
21,100	AmSurg Corp.*	386,552
22,700	Centene Corp.*(a)	483,737
19,600	Cross Country Healthcare, Inc.*	174,048
21,200	HealthSouth Corp.*	392,412
32,000	HealthSpring, Inc.*	601,600
6,700	Healthways, Inc.*	95,408
9,900	inVentiv Health, Inc.*	256,806
27,100	Kindred Healthcare, Inc.*	360,430
22,700	MedCath Corp.*	201,122
17,900	Res-Care, Inc.*	175,778
15,100	Skilled Healthcare Group, Inc. (Class A Stock)*	40,166
24,700	Sun Healthcare Group, Inc.*	204,516
15,100	Universal American Corp.*	252,774
2,600	US Physical Therapy, Inc.*	47,294

		3,906,149

See Notes to Financial Statements.

Prudential Small Cap Value Fund	17

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 3.3%
15,800	Bob Evans Farms, Inc.	$414,276
6,600	California Pizza Kitchen, Inc.*	118,404
11,600	CEC Entertainment, Inc.*	402,868
5,600	Cheesecake Factory, Inc. (The)*	131,264
9,700	Cracker Barrel Old Country Store, Inc.	475,106
17,200	Domino’s Pizza, Inc.*	219,988
10,700	Jack in the Box, Inc.*	220,741
9,800	Life Time Fitness, Inc.*(a)	356,328
9,200	Monarch Casino & Resort, Inc.*	97,980
6,000	P.F. Chang’s China Bistro, Inc.	248,400
5,800	Papa John’s International, Inc.*	146,914
26,100	Ruby Tuesday, Inc.*	266,742
13,800	Sonic Corp.*(a)	121,440
10,800	Speedway Motorsports, Inc.	148,176

		3,368,627

Household Durables 0.9%
13,900	American Greetings Corp. (Class A Stock)	284,811
6,350	Blyth, Inc.	251,143
15,600	CSS Industries, Inc.	281,112
4,200	Helen of Troy Ltd. (Bermuda)*	100,632

		917,698

Household Products 0.1%
10,000	Central Garden & Pet Co. (Class A Stock)*	101,100

Industrial Conglomerates 0.9%
400	Seaboard Corp.	607,200
3,800	Standex International Corp.	114,076
11,700	Tredegar Corp.	201,942

		923,218

Insurance 7.2%
7,600	American Physicians Capital, Inc.	311,220
8,400	AMERISAFE, Inc.*	150,864
7,900	AmTrust Financial Services, Inc.	101,357
14,394	Argo Group International Holdings Ltd. (Bermuda)	448,229
15,400	CNA Surety Corp.*	265,650
29,500	Delphi Financial Group, Inc. (Class A Stock)	765,525
14,000	Employers Holdings, Inc.	217,560

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (cont’d.)
1,600	Enstar Group Ltd. (Bermuda)*	$116,368
5,600	FBL Financial Group, Inc. (Class A Stock)	127,064
10,800	FPIC Insurance Group, Inc.*	319,140
15,100	HCC Insurance Holdings, Inc.	394,412
9,300	Infinity Property & Casualty Corp.	446,772
37,300	Meadowbrook Insurance Group, Inc.	341,668
31,000	National Financial Partners Corp.*	332,630
21,800	Platinum Underwriters Holdings Ltd. (Bermuda)	851,944
15,200	ProAssurance Corp.*	904,552
10,700	Safety Insurance Group, Inc.	419,440
7,300	SeaBright Holdings, Inc.	59,787
35,600	Selective Insurance Group, Inc.	553,936
9,100	Tower Group, Inc.	196,105
27,600	Universal Insurance Holdings, Inc.	110,400

		7,434,623

Internet & Catalog Retail 0.3%
13,600	NutriSystem, Inc.(a)	266,016

Internet Software & Services 1.1%
41,700	EarthLink, Inc.	368,211
4,200	j2 Global Communications, Inc.*	98,826
11,600	Perficient, Inc.*	100,340
61,049	United Online, Inc.	385,830
14,800	ValueClick, Inc.*(a)	162,060

		1,115,267

IT Services 1.9%
23,900	Acxiom Corp.*	366,626
9,900	CACI International, Inc. (Class A Stock)*	465,498
19,500	CSG Systems International, Inc.*	367,770
15,200	Euronet Worldwide, Inc.*	238,640
20,600	Global Cash Access Holdings, Inc.*	84,666
12,200	TeleTech Holdings, Inc.*	169,580
9,000	Unisys Corp.*	243,090

		1,935,870

Leisure Equipment & Products 1.0%
22,400	JAKKS Pacific, Inc.*(a)	353,472
5,400	Polaris Industries, Inc.	322,380
4,700	Pool Corp.	104,011

See Notes to Financial Statements.

Prudential Small Cap Value Fund	19

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Leisure Equipment & Products (cont’d.)
11,700	RC2 Corp.*	$193,635

		973,498

Life Science Tools & Services 0.2%
16,000	Kendle International, Inc.*	196,960

Machinery 2.9%
17,800	Actuant Corp. (Class A Stock)	367,036
5,000	American Railcar Industries, Inc.*	68,250
2,900	Cascade Corp.	110,693
5,000	Chart Industries, Inc.*	89,050
14,500	Columbus McKinnon Corp.*	228,085
11,100	Crane Co.	394,494
6,500	Dynamic Materials Corp.	95,420
17,200	EnPro Industries, Inc.*(a)	515,140
32,400	Force Protection, Inc.*	144,828
4,400	Greenbrier Cos., Inc.*	57,464
2,800	Harsco Corp.	64,848
13,600	Timken Co.	457,232
13,500	Watts Water Technologies, Inc. (Class A Stock)	434,700

		3,027,240

Marine 0.5%
34,400	Eagle Bulk Shipping, Inc.*	166,496
13,500	Genco Shipping & Trading Ltd. (Marshall Island)*(a)	225,450
4,900	International Shipholding Corp.	122,206

		514,152

Media 0.9%
37,500	Belo Corp. (Class A Stock)*	226,875
24,000	Harte-Hanks, Inc.	270,720
12,400	Scholastic Corp.(a)	314,092
22,500	Sinclair Broadcast Group, Inc. (Class A Stock)*	135,900

		947,587

Metals & Mining 1.6%
15,200	A.M. Castle & Co.*	224,504
22,300	Commercial Metals Co.	320,897
9,700	Haynes International, Inc.	326,502
9,900	Kaiser Aluminum Corp.	405,900

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
3,800	Universal Stainless & Alloy*	$86,716
22,500	Worthington Industries, Inc.	322,425

		1,686,944

Multi-Line Retail 0.1%
11,600	Retail Ventures, Inc.*	112,404

Multi-Utilities 2.2%
31,000	Avista Corp.	648,520
18,600	Black Hills Corp.	593,712
6,000	CH Energy Group, Inc.	250,800
15,400	NorthWestern Corp.	434,280
14,500	Vectren Corp.	359,165

		2,286,477

Oil, Gas & Consumable Fuels 3.2%
12,400	ATP Oil & Gas Corp.*(a)	130,944
15,400	Berry Petroleum Co. (Class A Stock)	459,228
11,300	Bill Barrett Corp.*	399,794
10,000	Delek US Holdings, Inc.	75,000
13,800	DHT Holdings, Inc.	57,960
7,600	Frontline Ltd. (Bermuda)(a)	232,560
26,800	General Maritime Corp. (Marshall Island)	149,812
12,000	Holly Corp.	320,760
15,200	Knightsbridge Tankers Ltd. (Bermuda)(a)	283,632
9,600	Ship Finance International Ltd. (Bermuda)(a)	182,976
7,800	SM Energy Co.	323,076
11,801	Southern Union Co.	266,338
18,900	Stone Energy Corp.*	222,264
2,500	Swift Energy Co.*	64,825
8,200	W&T Offshore, Inc.	75,522

		3,244,691

Paper & Forest Products 0.7%
20,400	Buckeye Technologies, Inc.*	231,540
500	Clearwater Paper Corp.*	30,815
21,800	Glatfelter	249,174
19,400	KapStone Paper and Packaging Corp.*	221,936

		733,465

See Notes to Financial Statements.

Prudential Small Cap Value Fund	21

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Personal Products 0.2%
3,300	Elizabeth Arden, Inc.*	$51,249
19,200	Prestige Brands Holdings, Inc.*	157,824

		209,073

Professional Services 0.4%
21,700	School Specialty, Inc.*(a)	415,989

Real Estate Investment Trusts 5.9%
14,200	Agree Realty Corp.	328,020
28,800	BioMed Realty Trust, Inc.(a)	519,552
24,300	Capstead Mortgage Corp.	284,310
39,100	CBL & Associates Properties, Inc.	550,137
29,008	Cousins Properties, Inc.	198,705
55,216	DiamondRock Hospitality Co.*	512,404
19,200	Entertainment Properties Trust(a)	801,408
5,300	Getty Realty Corp.	126,988
14,800	Kilroy Realty Corp.	496,984
26,700	LaSalle Hotel Properties	633,324
22,100	Medical Properties Trust, Inc.(a)	219,674
4,400	National Health Investors, Inc.	165,660
7,600	Parkway Properties, Inc.	126,996
4,800	PS Business Parks, Inc.	278,736
11,100	Ramco-Gershenson Properties	127,650
21,900	Resource Capital Corp.	133,590
3,800	Sun Communities, Inc.	110,580
43,600	Sunstone Hotel Investors, Inc.*	449,952

		6,064,670

Road & Rail 0.7%
5,000	AMERCO*	340,850
14,600	Marten Transport Ltd.*	331,712

		672,562

Semiconductors & Semiconductor Equipment 0.3%
20,700	Amkor Technology, Inc.*(a)	119,439
16,800	Sigma Designs, Inc.*	172,032

		291,471

Software 1.3%
31,000	Epicor Software Corp.*	239,940
24,500	Fair Isaac Corp.	584,325

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Software (cont’d.)
21,300	Kenexa Corp.*	$256,239
3,600	MicroStrategy, Inc. (Class A Stock)*	298,764

		1,379,268

Specialty Retail 3.6%
13,900	Asbury Automotive Group, Inc.*	187,094
3,000	Big 5 Sporting Goods Corp.	41,220
22,400	Cabela’s, Inc.*(a)	349,216
12,900	Cato Corp. (The) (Class A Stock)	300,312
8,700	Children’s Place Retail Stores, Inc. (The)*	364,095
23,700	Collective Brands, Inc.*(a)	379,674
4,300	DSW, Inc. (Class A Stock)*(a)	114,423
8,400	Genesco, Inc.*	229,236
1,000	Group 1 Automotive, Inc.*	27,720
5,300	Gymboree Corp.*(a)	229,490
18,300	Men’s Wearhouse, Inc. (The)	356,118
17,900	OfficeMax, Inc.*	255,791
32,100	Rent-A-Center, Inc.*	705,879
17,900	Stage Stores, Inc.	196,900

		3,737,168

Textiles, Apparel & Luxury Goods 0.6%
2,800	Columbia Sportswear Co.	137,228
7,800	Oxford Industries, Inc.	174,720
19,800	Timberland Co. (The) (Class A Stock)*	348,876

		660,824

Thrifts & Mortgage Finance 1.3%
4,400	Berkshire Hills Bancorp, Inc.	88,836
28,300	Dime Community Bancshares	370,730
7,400	First Financial Holdings, Inc.	93,092
17,800	Flushing Financial Corp.	221,966
22,200	Washington Federal, Inc.	386,280
4,700	WSFS Financial Corp.	178,600

		1,339,504

Tobacco 0.4%
28,100	Alliance One International, Inc.*	105,937
6,900	Universal Corp.	306,015

		411,952

See Notes to Financial Statements.

Prudential Small Cap Value Fund	23

Portfolio of Investments

as of July 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Trading Companies & Distributors 0.9%
3,000	Applied Industrial Technologies, Inc.	$84,000
3,700	Houston Wire & Cable Co.	44,659
12,200	Interline Brands, Inc.*	220,698
6,200	Rush Enterprises, Inc. (Class A Stock)*	92,628
7,700	TAL International Group, Inc.	207,438
8,100	WESCO International, Inc.*(a)	291,033

		940,456

Wireless Telecommunication Services 0.4%
25,400	USA Mobility, Inc.	376,682

	TOTAL LONG-TERM INVESTMENTS (cost $101,258,069)	102,257,830

SHORT-TERM INVESTMENTS 15.2%

AFFILIATED MONEY MARKET MUTUAL FUND
15,624,956	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $15,624,956; includes $14,769,067 of cash collateral for securities on loan)(b)(c)	15,624,956

	TOTAL INVESTMENTS 114.7% (cost $116,883,025; Note 5)	117,882,786
	Liabilities in excess of other assets (14.7)%	(15,145,180)

	NET ASSETS 100%	$102,737,606

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $14,260,058; cash collateral of $14,769,067 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

See Notes to Financial Statements.

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Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of July 31, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$102,257,830	$—	$—
Affiliated Money Market Mutual Fund	15,624,956	—	—

Total	$117,882,786	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2010 were as follows:

Affiliated Money Market Mutual Fund (14.4% represents investments purchased with collateral from securities on loan)	15.2%
Commercial Banks	11.8
Insurance	7.2
Real Estate Investment Trusts	5.9
Commercial Services & Supplies	4.2
Healthcare Providers & Services	3.8
Energy Equipment & Services	3.7
Specialty Retail	3.6
Electric Utilities	3.4
Hotels, Restaurants & Leisure	3.3
Chemicals	3.2
Oil, Gas & Consumable Fuels	3.2
Machinery	2.9
Electronic Equipment & Instruments	2.9
Electrical Equipment	2.4
Gas Utilities	2.3
Multi-Utilities	2.2
Food & Staples Retailing	2.0
IT Services	1.9
Consumer Finance	1.9
Metals & Mining	1.6
Airlines	1.5
Capital Markets	1.4
Software	1.3
Diversified Consumer Services	1.3
Construction & Engineering	1.3
Thrifts & Mortgage Finance	1.3
Aerospace & Defense	1.2

See Notes to Financial Statements.

Prudential Small Cap Value Fund	25

Portfolio of Investments

as of July 31, 2010 continued

Industry cont’d
Internet Software & Services	1.1%
Building Products	1.0
Leisure Equipment & Products	1.0
Media	0.9
Trading Companies & Distributors	0.9
Industrial Conglomerates	0.9
Household Durables	0.9
Food Products	0.8
Air Freight & Logistics	0.7
Paper & Forest Products	0.7
Diversified Financial Services	0.7
Communications Equipment	0.7
Road & Rail	0.7
Textiles, Apparel & Luxury Goods	0.6
Healthcare Equipment & Supplies	0.5
Exchange Traded Funds	0.5
Marine	0.5
Professional Services	0.4
Tobacco	0.4
Diversified Telecommunication Services	0.4
Wireless Telecommunication Services	0.4
Containers & Packaging	0.3
Semiconductors & Semiconductor Equipment	0.3
Internet & Catalog Retail	0.3
Personal Products	0.2
Distributors	0.2
Life Science Tools & Services	0.2
Auto Components	0.2
Biotechnology	0.1
Multi-Line Retail	0.1
Household Products	0.1
Beverages	0.1

114.7
Liabilities in excess of other assets	(14.7)

100.0%

See Notes to Financial Statements.

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Financial Statements

JULY 31, 2010	ANNUAL REPORT

Prudential Small Cap Value Fund

Statement of Assets and Liabilities

July 31, 2010

Assets
Investments at value, including securities on loan of $14,260,058:
Unaffiliated Investments (cost $101,258,069)	$102,257,830
Affiliated Investments (cost $15,624,956)	15,624,956
Dividends and interest receivable	137,987
Other assets	129,000
Receivable for Fund shares sold	16,245

Total assets	118,166,018

Liabilities
Payable to broker for collateral for securities on loan	14,769,067
Payable for Fund shares reacquired	270,378
Accrued expenses and other liabilities	157,796
Payable to custodian	98,582
Management fee payable	59,004
Distribution fee payable	45,667
Affiliated transfer agent fee payable	22,278
Deferred trustees’ fees	5,640

Total liabilities	15,428,412

Net Assets	$102,737,606

Net assets were comprised of:
Shares of beneficial interest, at par	$9,265
Paid-in capital, in excess of par	132,420,682

132,429,947
Distributions in excess of net investment income	(5,640)
Accumulated net realized loss on investments	(30,686,462)
Net unrealized appreciation on investments	999,761

Net assets, July 31, 2010	$102,737,606

See Notes to Financial Statements.

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Class A:
Net assets value and redemption price per share ($57,017,112 / 4,945,070 shares of common stock issued and outstanding)	$11.53
Maximum sales charge (5.50% of offering price)	.67

Maximum offering price to public	$12.20

Class B:
Net assets value and redemption price per share ($7,511,112 / 720,136 shares of common stock issued and outstanding)	$10.43

Class C:
Net assets value and redemption price per share ($26,451,706 / 2,537,057 shares of common stock issued and outstanding)	$10.43

Class L:
Net assets value and redemption price per share ($6,740,203 / 587,302 shares of common stock issued and outstanding)	$11.48
Maximum sales charge (5.75% of offering price)	.70

Maximum offering price to public	$12.18

Class M:
Net assets value and redemption price per share ($2,593,198 / 246,467 shares of common stock issued and outstanding)	$10.52

Class X:
Net assets value and redemption price per share ($2,424,275 / 229,363 shares of common stock issued and outstanding)	$10.57

See Notes to Financial Statements.

Prudential Small Cap Value Fund	29

Statement of Operations

Year Ended July 31, 2010

Net Investment Loss
Income
Unaffiliated dividend income	$1,839,689
Affiliated income from securities lending, net	77,844
Affiliated dividend income	2,459

1,919,992

Expenses
Management fee	754,089
Distribution fee—Class A	169,334
Distribution fee—Class B	77,816
Distribution fee—Class C	282,977
Distribution fee—Class L	35,330
Distribution fee—Class M	12,332
Distribution fee—Class X	8,010
Transfer agent’s fees and expenses (including affiliated expense of $161,000)	370,000
Custodian’s fees and expenses	74,000
Registration fees	60,000
Reports to shareholders	57,000
Audit fee	29,000
Legal fee	20,000
Trustees’ fees	14,000
Insurance expense	2,000
Miscellaneous	18,021

Total expenses	1,983,909

Net Investment loss	(63,917)

Net Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	6,480,712
Net change in unrealized appreciation on investments	13,026,897

Net gain on investments	19,507,609

Net Increase In Net Assets Resulting From Operations	$19,443,692

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income	$(63,917)	$832,557
Net realized gain (loss) on investment transactions	6,480,712	(36,969,404)
Net change in unrealized appreciation (depreciation) on investments	13,026,897	145,781

Net increase (decrease) in net assets resulting from operations	19,443,692	(35,991,066)

Dividends and Distributions (Note 1)
Distributions from net investment income
Class A	(178,902)	(865,787)
Class B	—	(111,414)
Class C	—	(395,418)
Class L	(10,697)	(120,436)
Class M	(23,294)	(229,175)
Class X	(15,428)	(103,699)

	(228,321)	(1,825,929)

Distributions from net realized gains
Class A	—	(35,008)
Class B	—	(7,756)
Class C	—	(27,527)
Class L	—	(5,617)
Class M	—	(8,598)
Class X	—	(4,315)

	—	(88,821)

Capital Contributions (Note 2)
Class M	3,573	17,284
Class X	1,544	10,302

	5,117	27,586

Fund share transactions (Net of share conversions) (Note 6)
Proceeds from shares sold	9,785,172	11,099,529
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	204,470	1,648,647
Cost of shares reacquired	(32,607,532)	(36,137,632)

Net decrease in net assets from Fund share transactions	(22,617,890)	(23,389,456)

Total decrease	(3,397,402)	(61,267,686)

Net Assets
Beginning of year	106,135,008	167,402,694

End of year(a)	$102,737,606	$106,135,008

(a) Includes undistributed net income of:	$—	$215,106

See Notes to Financial Statements.

Prudential Small Cap Value Fund	31

Notes to Financial Statements

Prudential Investment Portfolios 5 (formerly Strategic Partners Style Specific Funds) (the “Trust”), is an open-end management investment company, which was established as a Delaware business trust on July 8, 1999. The Trust consists of two separate funds: Prudential Small Cap Value Fund (formerly known as the Dryden Small Cap Value Fund) (“Small Cap Value”) and Prudential Jennison Conservative Growth Fund (formerly Jennison Conservative Growth Fund). These financial statements relate to Small Cap Value (the “Fund”). The financial statements of the other fund are not represented herein.

The Fund’s investment objective is above average capital appreciation through investment in small company common stocks that, in the investment subadviser’s opinion, are undervalued or overlooked in the marketplace.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of their financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the

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size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign

Prudential Small Cap Value Fund	33

Notes to Financial Statements

continued

withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for ending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gain, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal

34	Visit our website at www.prudentialfunds.com

income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate tax-paying entity. It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI accrued daily and payable monthly, at an annual rate 0.70% of the Fund’s average daily net assets. The effective management fee rate was 0.70% for the year ended July 31, 2010.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M and Class X shares of the Fund. The Fund compensates PIMS for distributing and services the Fund’s Class A, Class B, Class C, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X

Prudential Small Cap Value Fund	35

Notes to Financial Statements

continued

Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1%, 0.50%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively.

Management has received the maximum allowable amount of sales charges for Class M and X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the manager are contributed back into the Fund and included in the Statement of Changes and Financial Highlights as a contribution to capital.

During the year ended July 31, 2008, management determined that Class M and X shareholders had been charged sales charges in excess of regulatory limits. The Manager has paid these classes for the overcharge which is reflected as a contribution to capital in the Financial Highlights for the years ended July 31, 2008 and July 31, 2007.

PIMS has advised the Fund that it has received $28,607 in front-end sales charges resulting from sales of Class A shares, during the year ended July 31, 2010. From these fees, PIMS paid such sales charges to affiliated broker/dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2010, it received $10, $17,322 and $1,677 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out of pocket expenses paid to non-affiliates, where applicable.

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The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees related to the services of Wells Fargo Advisors, LLC (“Wells Fargo”) and First Clearing, LLC (“First Clearing”), affiliates of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. These amounts are included in transfer agent’s fees and expenses on the Statement of Operations. For the year ended July 31, 2010, the Fund incurred approximately $96,400 in total networking fees, of which $5,800 and $4,100 was paid to Wells Fargo and First Clearing, respectively through December 31, 2009.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended July 31, 2010, PIM has been compensated $28,264 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Portfolio”), a portfolio of Prudential Investment Portfolios 2. The Portfolio is a Money Market mutual fund registered under the investment Company Act of 1940, as amended, and managed by PI. Earnings from the Portfolio are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended July 31, 2010 aggregated $21,663,381 and $44,029,226 respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investments and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and paid-in capital in excess of par. For the fiscal year ended July 31, 2010, the adjustments were to decrease distributions in excess of net investment income and to decrease paid-in capital in excess of par by $71,492 due to the reclassification of dividends and net investment loss. Net investment loss, net realized gains on investments and net assets were not affected by this change.

Prudential Small Cap Value Fund	37

Notes to Financial Statements

continued

For the year ended July 31, 2010, the tax character of distributions paid by the Fund as reflected in the Statement of Changes in Net Assets was $228,321 from ordinary income. For the year ended July 31, 2009, the tax character of distributions paid by the Fund were $1,828,283 from ordinary income and $86,467 from long-term capital gains.

As of July 31, 2010, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2010 were as follows:

Tax Basis	Appreciation	Depreciation	Unrealized Appreciation
$116,562,954	$16,582,283	$(15,262,451)	$1,319,832

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales and other differences between financial reporting and tax accounting.

As of July 31, 2010, the capital loss carryforward for tax purposes was approximately $31,007,000 of which $12,977,000 expires in 2017 and $18,030,000 expires in 2018. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2010, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, and Class X shares. Class A and Class L shares are sold with a maximum front-end sales charge of up to 5.50% and 5.75%, respectively. All investors who purchase Class A or Class L shares

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in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class M and Class X shares are sold with a CDSC which declines from 6% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class M and Class X shares will automatically convert to Class A shares approximately eight and ten years after purchase, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are closed to most new initial purchases (with the exception of reinvested dividends). Class L, Class M and Class X shares are only available through exchanges from the same class of shares of certain other Prudential Investments Mutual Funds. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Transactions in shares of beneficial interest during the year ended July 31, 2010 were as follows:

Fund	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Shares Issued/ Reacquired upon Conversion from Class B, Class M, Class X to Class A	Net Increase (Decrease) in Shares Outstanding
Class A	732,880	15,123	(1,729,527)	555,114	(426,410)
Class B	56,591	—	(165,330)	(38,504)	(147,243)
Class C	85,195	—	(895,462)	—	(810,267)
Class L	8,979	1,008	(133,291)	—	(123,304)
Class M	4,792	2,234	(105,028)	(426,460)	(524,462)
Class X	334	1,614	(66,748)	(143,033)	(207,833)

Prudential Small Cap Value Fund	39

Notes to Financial Statements

continued

Fund	Net Proceeds from Shares Sold	Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	Cost of Shares Reacquired	Net Asset Value of Shares Issued/ Reacquired upon Conversion from Class B, Class M, Class X to Class A	Net Increase (Decrease) in Net Assets from Fund Share Outstanding
Class A	$8,195,064	$157,430	$(19,012,908)	$6,086,624	$(4,573,790)
Class B	578,006	—	(1,647,562)	(371,333)	(1,440,889)
Class C	866,702	—	(8,796,607)	—	(7,929,905)
Class L	95,131	10,455	(1,452,701)	—	(1,347,115)
Class M	47,410	21,200	(1,035,264)	(4,287,769)	(5,254,423)
Class X	2,859	15,385	(662,490)	(1,427,522)	(2,071,768)

Transactions in shares of beneficial interest during the year ended July 31, 2009 were as follows:

Fund	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Shares Issued/ Reacquired upon Conversion from Class B, Class M, Class X to Class A	Net Increase (Decrease) in Shares Outstanding
Class A	873,242	93,564	(1,798,661)	848,227	16,372
Class B	89,593	14,807	(285,386)	(212,134)	(393,120)
Class C	174,770	43,310	(1,280,035)	—	(1,061,955)
Class L	3,735	14,971	(259,417)	—	(240,711)
Class M	34,279	29,521	(363,183)	(519,474)	(818,857)
Class X	18,082	14,312	(162,673)	(197,952)	(328,231)

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Fund	Net Proceeds from Shares Sold	Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	Cost of Shares Reacquired	Net Asset Value of Shares Issued/ Reacquired upon Conversion from Class B, Class M, Class X to Class A	Net Increase (Decrease) in Net Assets from Fund Share Outstanding
Class A	$8,267,649	$765,358	$(16,479,418)	$7,833,817	$387,406
Class B	776,310	110,463	(2,320,615)	(1,805,734)	(3,239,576)
Class C	1,583,613	323,093	(10,474,152)	—	(8,567,446)
Class L	32,311	122,310	(2,399,178)	—	(2,244,557)
Class M	288,861	220,228	(3,131,915)	(4,336,791)	(6,959,617)
Class X	150,785	107,195	(1,332,354)	(1,691,292)	(2,765,666)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Companies”), are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Companies renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Companies pay a commitment fee of 0.15% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Companies paid a commitment fee of 0.13% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

During the year ended July 31, 2010, the Fund did not utilize the line of credit.

Note 8. New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new

Prudential Small Cap Value Fund	41

Notes to Financial Statements

continued

and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning Of Year	$9.64	$12.31	$17.66	$17.30	$19.81
Income (loss) from investment operations:
Net investment income	.02	.09	.16	.16	.09
Net realized and unrealized gain (loss) on investments	1.90	(2.58)	(2.04)	1.11	.40
Total from investment operations	1.92	(2.49)	(1.88)	1.27	.49
Less Dividends and Distributions:
Dividends from net investment income	(.03)	(.17)	(.18)	-	-
Distributions from net realized gains on investments	-	(.01)	(3.29)	(.91)	(3.00)
Total dividends and distributions	(.03)	(.18)	(3.47)	(.91)	(3.00)
Net asset value, end of year	$11.53	$9.64	$12.31	$17.66	$17.30
Total Return(a)	20.00%	(20.04)%	(11.38)%	7.15%	3.18%

Ratios/Supplemental Data:
Net assets, end of year (000)	$57,017	$51,783	$65,910	$98,930	$106,369
Average net assets (000)	$56,445	$49,480	$79,838	$109,338	$86,627
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.60%	1.65%	1.40% (c)	1.33% (c)	1.28% (c)
Expenses, excluding distribution and service (12b-1) fees	1.30%	1.35%	1.12%	1.08%	1.03%
Net investment income	.18%	.96%	1.12%	.89%	.49%
For Class A, B, C, L, M, and X shares:
Portfolio turnover rate	21%	34%	19%	63%	93%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily assets of the Class A shares through November 30, 2007.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Small Cap Value Fund	43

Financial Highlights

continued

Class B Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning Of Year	$8.75	$11.17	$16.35	$16.18	$18.86
Income (loss) from investment operations:
Net investment income (loss)	(.05)	.03	.05	.02	(.04)
Net realized and unrealized gain (loss) on investments	1.73	(2.34)	(1.89)	1.06	.36
Total from investment operations	1.68	(2.31)	(1.84)	1.08	.32
Less Dividends and Distributions:
Dividends from net investment income	-	(.10)	(.05)	-	-
Distributions from net realized gains on investments	-	(.01)	(3.29)	(.91)	(3.00)
Total dividends and distributions	-	(.11)	(3.34)	(.91)	(3.00)
Net asset value, end of year	$10.43	$8.75	$11.17	$16.35	$16.18
Total Return(a)	19.20%	(20.59)%	(12.08)%	6.38%	2.41%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,511	$7,594	$14,080	$25,884	$31,586
Average net assets (000)	$7,782	$9,171	$19,290	$30,843	$31,665
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.30%	2.35%	2.12%	2.08%	2.03%
Expenses, excluding distribution and service (12b-1) fees	1.30%	1.35%	1.12%	1.08%	1.03%
Net investment income (loss)	(.51)%	.32%	.41%	.13%	(.23)%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(b)	Calculations are based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class C Shares
	Year Ended July 31,
Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning Of Year	$8.75	$11.17	$16.35	$16.18	$18.86
Income (loss) from investment operations:
Net investment income (loss)	(.05)	.03	.05	.02	(.04)
Net realized and unrealized gain (loss) on investments	1.73	(2.34)	(1.89)	1.06	.36
Total from investment operations	1.68	(2.31)	(1.84)	1.08	.32
Less Dividends and Distributions:
Dividends from net investment income	-	(.10)	(.05)	-	-
Distributions from net realized gains on investments	-	(.01)	(3.29)	(.91)	(3.00)
Total dividends and distributions	-	(.11)	(3.34)	(.91)	(3.00)
Net asset value, end of year	$10.43	$8.75	$11.17	$16.35	$16.18
Total Return(a)	19.20%	(20.59)%	(12.08)%	6.38%	2.41%

Ratios/Supplemental Data:
Net assets, end of year (000)	$26,452	$29,292	$49,257	$88,920	$99,521
Average net assets (000)	$28,298	$33,470	$65,961	$100,455	$89,474
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.30%	2.35%	2.12%	2.08%	2.03%
Expenses, excluding distribution and service (12b-1) fees	1.30%	1.35%	1.12%	1.08%	1.03%
Net investment income (loss)	(.52)%	.30%	.40%	.14%	(.24)%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(b)	Calculations are based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Small Cap Value Fund	45

Financial Highlights

continued

Class L Shares
	Year Ended July 31,				August 22, 2005(a) through July 31, 2006(d)
Per Share Operating Performance:	2010(d)	2009(d)	2008(d)	2007(d)
Net Asset Value, Beginning Of Period	$9.60	$12.27	$17.61	$17.28	$19.25
Income (loss) from investment operations:
Net investment income	- (f)	.08	.13	.11	.05
Net realized and unrealized gain (loss) on investments	1.90	(2.60)	(2.04)	1.13	.98
Total from investment operations	1.90	(2.52)	(1.91)	1.24	1.03
Less Dividends and Distributions:
Dividends from net investment income	(.02)	(.14)	(.14)	-	-
Distributions from net realized gains on investments	-	(.01)	(3.29)	(.91)	(3.00)
Total dividends and distributions	(.02)	(.15)	(3.43)	(.91)	(3.00)
Net asset value, end of period	$11.48	$9.60	$12.27	$17.61	$17.28
Total Return(b)	19.77%	(20.32)%	(11.61)%	6.92%	6.06%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,740	$6,821	$11,669	$18,753	$25,167
Average net assets (000)	$7,066	$7,602	$14,718	$23,211	$28,735
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.80%	1.85%	1.62%	1.58%	1.53%	(c)
Expenses, excluding distribution and service (12b-1) fees	1.30%	1.35%	1.12%	1.08%	1.03%	(c)
Net investment income (loss)	(.02)%	.80%	.90%	.62%	.29%	(c)

(a) Inception date of Class L shares.

(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment return may reflect adjustments to conform with generally accepted accounting principles.

(c) Annualized.

(d) Calculations are based on average shares outstanding during the period.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) Less than $0.005.

See Notes to Financial Statements.

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Class M Shares
	Year Ended July 31,				August 22, 2005(a) through July 31, 2006(d)
Per Share Operating Performance:	2010(d)	2009(d)	2008(d)	2007(d)(f)
Net Asset Value, Beginning Of Period	$8.80	$11.24	$16.37	$16.18	$18.32
Income (loss) from investment operations:
Net investment income (loss)	.02	.10	.14	.06	(.03)
Net realized and unrealized gain (loss) on investments	1.73	(2.36)	(1.88)	1.05	.89
Total from investment operations	1.75	(2.26)	(1.74)	1.11	.86
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.18)	(.12)	-	-
Distributions from net realized gains on investments	-	(.01)	(3.29)	(.94)	(3.00)
Total dividends and distributions	(.04)	(.19)	(3.41)	(.94)	(3.00)
Capital Contributions	.01	.01	.02	.02	-
Net asset value, end of period	$10.52	$8.80	$11.24	$16.37	$16.18
Total Return(b)	20.06%	(19.77)%	(11.22)%	6.73%	5.39%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,593	$6,781	$17,866	$40,602	$63,132
Average net assets (000)	$4,933	$10,095	$27,565	$54,949	$73,499
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(f)	1.55%	1.60%	1.45%	1.85%	2.03% (c)
Expenses, excluding distribution and service (12b-1) fees	1.30%	1.35%	1.12%	1.08%	1.03% (c)
Net investment income (loss)	.25%	1.11%	1.07%	.34%	(.21)%(c)

(a) Inception date of Class M shares.

(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment return may reflect adjustments to conform with generally accepted accounting principles.

(c) Annualized.

(d)	Calculations are based on average shares outstanding during the period.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of regulatory limits.

See Notes to Financial Statements.

Prudential Small Cap Value Fund	47

Financial Highlights

continued

Class X Shares
	Year Ended July 31,				August 22, 2005(a) through July 31, 2006(d)
Per Share Operating Performance:	2010(d)	2009(d)	2008(d)	2007(d)(f)
Net Asset Value, Beginning Of Period	$8.84	$11.26	$16.41	$16.19	$18.32
Income (loss) from investment operations:
Net investment income (loss)	.02	.09	.13	.10	(.03)
Net realized and unrealized gain (loss) on investments	1.75	(2.36)	(1.90)	1.08	.90
Total from investment operations	1.77	(2.27)	(1.77)	1.18	.87
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.16)	(.10)	-	-
Distributions from net realized gains on investments	-	(.01)	(3.29)	(.98)	(3.00)
Total dividends and distributions	(.04)	(.17)	(3.39)	(.98)	(3.00)
Capital Contributions	- (g)	.02	.01	.02	-
Net asset value, end of period	$10.57	$8.84	$11.26	$16.41	$16.19
Total Return(b)	20.08%	(19.74)%	(11.45)%	7.15%	5.43%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,424	$3,865	$8,620	$13,206	$17,639
Average net assets (000)	$3,204	$5,161	$10,611	$15,864	$22,439
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(f)	1.55%	1.60%	1.55%	1.62%	2.03% (c)
Expenses, excluding distribution and service (12b-1) fees	1.30%	1.35%	1.12%	1.08%	1.03% (c)
Net investment income (loss)	.25%	1.09%	.97%	.59%	(.20)%(c)

(a) Inception date of Class X shares.

(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment return may reflect adjustments to conform with generally accepted accounting principles.

(c) Annualized.

(d) Calculations are based on average shares outstanding during the period.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of regulatory limits.

(g) Less than $0.005.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of the Prudential Small Cap Value Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2010, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 21, 2010

Prudential Small Cap Value Fund	49

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”) to advise you within 60 days of the Fund’s fiscal year end (July 31, 2010) as to the federal income tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during its fiscal year ended July 31, 2010, the Fund paid ordinary income dividends of $0.03 per share for Class A, $0.02 for Class L, $0.04 for Class M and $0.04 for Class X, which are taxable as such.

For the year ended July 31, 2010, the Fund designates the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

For the year ended July 31, 2010, the Fund designates the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

In January 2011, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status on the dividends and distributions received by you in calendar year 2010.

50	Visit our website at www.prudentialfunds.com

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 55

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM-CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 55

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.

Prudential Small Cap Value Fund

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 55

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 55	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member Portfolios Overseen: 55

Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 55	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members (1)
Judy A. Rice (62) Board Member & President Portfolios Overseen: 55

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 55

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1999; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Judy A. Rice, Board Member and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Small Cap Value Fund

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became an Officer of the Funds is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Small Cap Value Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Small Cap Value Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five- and 10-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its

[1]	Prudential Small Cap Value Fund is a series of Prudential Investment Portfolios 5.

Prudential Small Cap Value Fund

Approval of Advisory Agreements (continued)

shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Trust. The Board also considered the investment subadvisory services provided by QMA, as well as compliance with the Fund’s investment restrictions, policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Small-Cap Value Funds Performance Universe) was in the second quartile for the 10-year period, in the third quartile over the three- and five-year periods, and in the fourth quartile over the one-year period. The Board also noted that the Fund outperformed its benchmark index over the three-, five-, and 10-year periods, though it underperformed its benchmark index over the one-year period. The Board noted its concern with the Fund’s long-term performance, and requested that PI and QMA report back to the Board with their views on strategic alternatives to address the Fund’s performance at the following Board meeting. The Board also instructed SIRG to provide quarterly updates on Fund performance. The Board concluded that, in light of the Fund’s competitive performance vis-à-vis its benchmark index, it would be in the interest of the Fund and its shareholders to renew the agreements, subject to its continued scrutiny of the Fund’s performance.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s first quartile, and that total expenses ranked in the Expense Group’s fourth quartile. The Board considered PI’s explanation that the Fund’s fourth quartile ranking for total expenses was attributable to relatively high transfer agency fees resulting from a large number of small balance accounts.

The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative

Prudential Small Cap Value Fund

Approval of Advisory Agreements (continued)

information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI.

Economies of Scale

The Board noted that the management fee schedule for the Fund does not include breakpoints, which would have the effect of decreasing the fee rate as assets increase. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Fund or how great they may be. In light of the Fund’s current size and fee rate, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Funds has delegated to the Funds’ investment subadvisers responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	301 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus for the Funds contains this and other information about the Funds. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Small Cap Value Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Funds’ schedule of portfolio holdings is also available on the Funds’ website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Small-Cap Value Fund
Share Class	A	B	C	L	M	X
NASDAQ	PZVAX	PZVBX	PZVCX	N/A	N/A	N/A
CUSIP	74440V708	74440V807	74440V880	74440V872	74440V864	74440V856

MF504E    0186775-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board's Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2010 and July 31, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $50,250 and $49,619, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

Not applicable for the fiscal year ended July 31, 2010. During the fiscal year ended July 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-

approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2010 and 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2010 and 2009 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:             Prudential Investment Portfolios 5

By:	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

September 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

September 22, 2010

By:	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

September 22, 2010